As filed with the Securities and Exchange Commission on December
23, 1998
Securities Act Registration No. 33-75644
Investment Company Act Registration No. 811-8372

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 10

and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

__________________

Travelers Series Fund Inc.
(a Maryland Corporation)
(Exact Name of Registrant as Specified in Charter)

388 Greenwich Street
New York, New York  10013
(Address of Principal Executive Offices)

(212) 816-6474
(Registrant's Telephone Number, including Area Code)

Christina T. Sydor, Secretary
Travelers Series Fund Inc.
388 Greenwich Street
New York, New York  10013
(Name and Address of Agent for Service)
__________________


Approximate Date of Proposed Public Offering:  Continuous.
It is proposed that this filing will become effective (check appropriate box):

[   ]  Immediately upon filing pursuant to paragraph 485(b)
[   ]  On (date) pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[X]  On February 28, 1999 pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2) of rule
485
[   ]  On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:
[   ]  This post-effective amendment designates a new effective date
for a previously filed post-effective amendment.



This Registration Statement contains thirteen portfolios of Travelers Series Fund Inc. (the "Fund"). Numerous other versions of prospectuses will be created from this Registration Statement. The distribution system for each version of the prospectus is different. These prospectuses will be filed with the Commission pursuant to Rule 497.


PART A
Prospectus

--------------------------------------------------------------------------------

                           TRAVELERS SERIES FUND INC.


                                   PROSPECTUS

                               February 26, 1999





Smith Barney Pacific Basin Portfolio

Smith Barney International Equity Portfolio

Smith Barney Large Cap Value Portfolio

Smith Barney Large Capitalization Growth Portfolio               EQUITY FUNDS

Alliance Growth Portfolio

AIM Capital Appreciation Portfolio

Van Kampen American Capital Enterprise Portfolio

MFS Total Return Portfolio




                                         GT Global Strategic Income Portfolio

                                         Travelers Managed Income Portfolio

          FIXED INCOME FUNDS             Putnam Diversified Income Portfolio

                                         Smith Barney High Income Portfolio

                                         Smith Barney Money Market Portfolio



  Shares of each fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Contents

                                       Fund goal and strategies                                          Page
Travelers Series Fund                  *    Smith Barney Pacific Basin Portfolio                            1
Inc. consists of 13
separate investment funds,             *    Smith Barney International Equity Portfolio                     3
each with its own
investment objective and               *    Smith Barney Large Cap Value Portfolio                          5
policies.  Each fund
offers different levels                *    Smith Barney Large Capitalization Growth Portfolio              7
of potential return and
involves different                     *    Alliance Growth Portfolio                                       8
levels of risk.
                                       *    AIM Capital Appreciation Portfolio                             10

                                       *    Van Kampen American Capital Enterprise Portfolio               12

                                       *    MFS Total Return Portfolio                                     14

                                       *    GT Global Strategic Income Portfolio                           15

                                       *    Travelers Managed Income Portfolio                             18

                                       *    Putnam Diversified Income Portfolio                            20

                                       *    Smith Barney High Income Portfolio                             22

                                       *    Smith Barney Money Market Portfolio                            24

                                       More on the funds' investments                                      26

                                       Management                                                          31

                                       Share transactions                                                  36

                                       Share price                                                         36

                                       Dividends, distributions and taxes                                  37

                                       Financial highlights                                                38

The managers:

Mutual Management Corp. (MMC), Travelers Investment Adviser Inc. (TIA) or Travelers Asset Management International Corporation (TAMIC) is each fund's manager. MMC, TIA and TAMIC are affiliates of Salomon Smith Barney Inc. and subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer an corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty. MMC and TAMIC select investments for the funds for which they serve as managers. TIA has engaged subadvisers to select investments for funds for which TIA serves as manager.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                           Travelers Series Fund - i
--------------------------------------------------------------------------------

The Fund's Goal and Investments             Smith Barney Pacific Basin Portfolio
--------------------------------------------------------------------------------

-------------------
Manager                 Investment goal         Long-term capital appreciation.
MMC is the manager
                        --------------------------------------------------------
Portfolio Managers      Key investments
David S. Ishibashi
Scott Kalb              The fund invests primarily in equity securities of
                        companies in the Asia Pacific region. Equity securities
                        include exchange traded and over-the-counter common
                        stocks, preferred shares, debt securities convertible
                        into equity securities, depository receipts and warrants
                        and rights relating to equity securities.
--------------------------------------------------------------------------------
Selection process

The manager emphasizes individual security selection while allocating the fund's investments among companies in the Asia Pacific region. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Depending on the manager's assessment of long-term growth potential, the fund's emphasis among Asia Pacific region markets and issuers may vary.

In selecting individual companies for investment, the manager looks for:

 .   Above average earnings growth
 .   High relative return on invested capital
 .   Experienced and effective management
 .   Competitive advantages, such as high market share or special licenses and patents
 .   Strong financial condition

The economic and political factors that the manager evaluates include:


 .  Economic stability and favorable prospects for economic growth
 .  Inflationary trends which create a favorable environment for securities markets
 .  Government policies toward business affecting economic growth and securities markets
 .  Currency stability
 .  Monetary and fiscal trends

--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the MSCI All Country Asia Pacific Index ("MSCI Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                            [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.


            Quarterly returns:
            Highest:  xx% in ___ quarter 199X
            Lowest:   xx% in ___ quarter 199X


                         Average Annual Total Returns
                   (for the periods ended December 31, 1998)
            ------------------------------------------------
                        One        Five          Since
                       year       years        inception
            ------------------------------------------------
            Fund
            MSCI Index
            ------------------------------------------------

                           Travelers Series Fund - 1

Principal risks of investing in the fund

While investing in Asia Pacific region securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]     Stock prices of securities in the Asia Pacific region decline

[_] Economic, political or social instabilities significantly disrupt the principal financial markets in the Asia Pacific region

[_] Factors creating volatility in one Asia Pacific region country negatively impact values or trading in other countries in the region

[_]     Currency fluctuations negatively impact the fund's portfolio

[_] The government of one or more countries in the region imposes restrictions on currency conversion or trading

[_] The economies in the Asia Pacific region grow at a slow rate or experience a downturn or recession

[_] In changing markets the fund may not be able to sell securities in desired amounts at prices it considers reasonable

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many Asia Pacific region countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some Asia Pacific countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. These risks are considered greater in the case of those Asia Pacific countries that are emerging markets. To the extent the fund concentrates its investments in one or more countries due to their large market capitalization in the Asia Pacific region, such as Japan, the fund will be subject to greater risks than if its assets were not so concentrated.


                           Travelers Series Fund - 2

The Fund's Goal and Investments       Smith Barney International Equity
                                      Portfolio
--------------------------------------------------------------------------------

--------------------
Manager                 Investment goal
MMC is the manager
                        Total return on its assets from growth of capital and
                        income.
                        --------------------------------------------------------
Portfolio Managers      Key investments
James Conheady
Jeffrey Russell         The fund invests primarily in equity securities of
                        foreign companies. Equity securities include exchange
                        traded and over-the-counter common stocks and preferred
                        shares, debt securities convertible into equity
                        securities, and warrants and rights.
--------------------------------------------------------------------------------

Selection process

The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets and types of issuers may vary.


In selecting individual companies for investment, the manager looks for the following:

 .   Above average earnings growth
 .   High relative return on invested capital
 .   Experienced and effective management
 .   Effective research, product development and marketing
 .   Competitive advantages
 .   Strong financial condition or stable or improving credit quality
 .   The range of individual investment opportunities

By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors that the manager evaluates include:

 .   Low or decelerating inflation which creates a favorable environment for securities markets
 .   Stable government with policies that encourage economic growth, equity investment and development of securities markets
 .   Currency stability


                           Travelers Series Fund - 3

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the MSCI EAFE-GDP Weighted Index ("MSCI Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                            [GRAPH APPEARS HERE]

The bar chart show the performance of the fund's shares since its inception on June 16, 1994.

               Quarterly returns:
               Highest:  xx% in ___ quarter 199X
               Lowest:   xx% in ___ quarter 199X


                         Average Annual Total Returns
                   (for the periods ended December 31, 1998)
               -------------------------------------------------
                         One        Five      Since
                         year       years    inception
               -------------------------------------------------
               Fund
               MSCI Index
               -------------------------------------------------

Principal risks of investing in the fund

While investing in foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]    Foreign stock prices decline

[_] Adverse governmental action or political, economic or market instability occurs in a foreign country

[_] The currency in which a security is priced declines in value relative to the U.S. dollar

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency is scheduled to begin on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.


                           Travelers Series Fund - 4

The Fund's Goal and Investments               Smith Barney Large Cap Value
                                              Portfolio
--------------------------------------------------------------------------------

--------------------
Manager                  Investment goals
MMC is the manager
                         Current income and long-term growth of income and
                         capital.
                         -------------------------------------------------------
Portfolio Manager        Key investments
Ellen Cardozo
Sonsino                  The fund invests primarily in common stocks of U.S.
                         companies having market capitalizations of at least $5
                         billion at the time of investment.
--------------------------------------------------------------------------------

Selection process

The manager employs a two-step selection process. First, the manager uses proprietary models and fundamental research to try to find stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes would accelerate earnings.

In selecting individual companies for investment, the manager looks for the following:

 .   Low market valuations measured by the manager's valuation models
 .   Above average dividend yields and established dividend records
 .   Positive changes in earnings prospects because of

    -   New management
    -   Effective research, product development and marketing
    -   A business strategy not yet recognized by the marketplace
    -   Regulatory changes favoring the company

 .   High return on invested capital and strong cash flow
 .   Liquidity
--------------------------------------------------------------------------------

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index ("S&P 500 Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.
--------------------------------------------------------------------------------

                              [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.


                              Quarterly returns:
                              Highest:  xx% in ___ quarter 199X
                              Lowest:   xx% in ___ quarter 199X


                         Average Annual Total Returns
                   (for the periods ended December 31, 1998)
         -------------------------------------------------------
                           One      Five       Since
                           year     years     inception
         -------------------------------------------------------
         Fund
         S&P 500 Index
         -------------------------------------------------------


                           Travelers Series Fund - 5

Principal risks of investing in the fund

While investing in large capitalization value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]    The U.S. stock market goes down.

[_] Value stocks or larger capitalization stocks are temporarily out of favor.

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

[_] An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.


                           Travelers Series Fund - 6

The Fund's Goal and Investments         Smith Barney Large Capitalization Growth
                                        Portfolio
--------------------------------------------------------------------------------

--------------------
Manager                 Investment goal       Long-term growth of capital.
MMC is the manager
                        --------------------------------------------------------
Portfolio Manager       Key investments
Alan Blake
                        The fund invests primarily in equity securities of U.S.
                        companies having market capitalization of at least $5
                        billion at the time of investment.
--------------------------------------------------------------------------------

Selection process

The manager emphasizes individual security selection while diversifying the fund's investments across industries which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the manager looks for:

 .  Favorable earnings prospects
 .  Technological innovation
 .  Industry dominance
 .  Competitive products and services
 .  Global scope
 .  Long term history of performance
 .  Consistent and sustainable long-term growth in dividends and earnings per share
 .  Strong cash flow
 .  High return on equity
 .  Strong financial condition
 .  Experienced and effective management
--------------------------------------------------------------------------------

Fund performance

As the fund has not been in operation for a full calendar year, no performance information is included in this prospectus.

Principal risks of investing in the fund

While investing in large capitalization growth securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]   The U.S. stock market goes down.

[_]   Growth stocks or large capitalization stocks are temporarily out of favor.

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

[_] An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.


                           Travelers Series Fund - 7

The Fund's Goal and Investments                     Alliance Growth Portfolio
--------------------------------------------------------------------------------

----------------------------
Manager and subadviser        Investment goal       Long-term growth of capital.
TIA is the manager
                              --------------------------------------------------
Alliance Capital              Key investments
Management is
the subadviser.               The fund invests primarily in equity securities of
                              U.S. companies. Equity securities include exchange
Alliance is a global          traded and over-the-counter common stocks and
investment adviser            preferred stock, debt securities convertible
providing diversified         into equity securities, and warrants and rights
services to institutions      relating to equity securities.
and individuals through
a broad line of               The fund may also invest in fixed income
investments including         securities for capital appreciation, including
more than ___ mutual          lower quality fixed income securities.
funds.
Alliance manages over ___
billion in assets.

  Portfolio Manager
  Tyler Smith
--------------------------------------------------------------------------------
 Selection process

 The subadviser emphasizes individual security selection while spreading investments among many industries and sectors. The subadviser identifies individual companies that it believes offer exceptionally high prospects for growth and uses qualitative analysis to control risk. The subadviser also over-and underweights particular industry sectors depending on the subadviser's outlook for each sector. In selecting individual companies and sectors for investment the subadviser looks for the following:

 .  Favorable earnings outlook
 .  Above average growth rates at reasonable market valuations
 .  Experienced and effective management
 .  High relative return on invested capital
 .  Strong financial condition
 .  Effective research, product development and marketing

--------------------------------------------------------------------------------
 Fund performance

 This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Russell 1000 Index. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

 The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.

                              Quarterly returns:
                              Highest:  xx% in ___ quarter 199X
                              Lowest:   xx% in ___ quarter 199X


                         Average Annual Total Returns
                   (for the periods ended December 31, 1998)
            --------------------------------------------------
                           One       Five         Since
                           year      years      inception
            --------------------------------------------------
            Fund
            Russell 1000
            Index
            --------------------------------------------------

                           Travelers Series Fund - 8

Principal risks of investing in the fund

While investing in growth securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]  Stock markets decline.

[_]  Growth stocks are temporarily out of favor.

[_] An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

[_] The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.


                           Travelers Series Fund - 9

The Fund's Goal and Investments           AIM Capital Appreciation Portfolio
-------------------------------------------------------------------------------
------------------------
Manager and subadviser                Investment Goal     Capital Appreciation.
TIA is the manager
                                      -----------------------------------------
A I M Capital Management,             Key Investments
Inc. is the subadviser.

                                      The fund invests primarily in common
                                      stocks of U.S. companies with an emphasis
                                      on medium-sized and smaller growth
                                      companies.
                                      -----------------------------------------
A I M is an indirect subsidiary       Selection Process
of AMVESCAP PLC, an
independent investment                The subadviser emphasizes individual
management firm engaged in            security selection while diversifying the
institutional investment              fund's investments across industries,
management and retail mutual          which may help to reduce risk. The
fund businesses in the U.S.,          subadviser seeks to identify companies
Europe and the Pacific Region.        having a consistent record of long-term
A I M manages over $__                above average growth in earnings as well
billion in assets.                    as companies that are only beginning to
                                      experience significant and sustainable
                                      earnings growth.

                                      In selecting individual companies for
                                      investment, the subadviser looks for the following:

Portfolio Managers                    .    New or innovative products, services
Kenneth A. Zschappel                       or processes that should enhance
Charles D. Scavone                         future earnings
David P. Barnard                      .    Increasing market share
Robert M. Kippes                      .    Experienced and effective management
                                      .    Competitive advantages

                                      The subadviser then employs a disciplined
                                      review process to identify and remove from
                                      the fund's portfolio any investments that
                                      are not achieving their expected growth
                                      potential.
--------------------------------------------------------------------------------

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lipper Midcap Index. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

This bar chart shows the performance of the fund's shares since its inception on October 10, 1995.


                             Quarterly Returns:
                             Highest:  xx% in ___ quarter 199X
                             Lowest:   xx% in ___ quarter 199X


                         Average Annual Total Returns
                   (for the periods ended December 31, 1998)
              -------------------------------------------------
                                    One               Since
                                    year             inception
              ------------------------------------------------
              Fund
              Lipper Midcap Index
              ------------------------------------------------


                           Travelers Series Fund - 10

Principal risks of investing in the fund

While investing in smaller growth securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]    The U.S. stock market declines.

[_]    Midcap and smallcap growth stocks are temporarily out of favor.

[_] An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.

[_] The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

The fund may invest in relatively new or unseasoned companies that are in their early stages of development. Smaller, unseasoned companies present greater risks than securities of larger, more established companies because:

[_] They may be dependent on a small number of products or services for their revenues

[_] They may lack substantial capital reserves to make needed capital investments or absorb losses

[_]     They may have less experienced management

[_] Their securities may be less widely traded, less liquid and more volatile

[_] Recession or adverse economic trends are more likely to sharply and negatively affect their earnings and financial condition


                          Travelers Series Fund - 11

The Fund's Goal and Investments         Van Kampen American Capital Enterprise
                                        Portfolio
--------------------------------------------------------------------------------

----------------------------
Manager and Subadviser                 Investment Goal     Capital appreciation.
MMC is the manager
                                       -----------------------------------------
Van Kampen Asset                       Key Investments
Management, Inc. is the
subadviser.                            The fund invests primarily in common
                                       stocks of U.S. growth companies.

Van Kampen is a diversified
asset management company with
more than _____ billion
under management.

Portfolio Manager
Jeff New

--------------------------------------------------------------------------------

Selection Process

The subadviser emphasizes individual security selection while diversifying the fund's investments across industries, which can help reduce risk. The subadviser seeks promising growth opportunities by investing primarily in large and mid-capitalization companies. The subadviser emphasizes growth companies but may also invest in companies in cyclical industries during periods when their securities appear attractive to the subadviser for capital appreciation.

The subadviser looks for companies with a combination of positive future fundamentals and an attractive current valuation. The subadviser frequently meets with company managements to help assess individual companies for potential investment. The subadviser looks for companies exhibiting one or more of the following:

 .  Accelerating earnings growth
 .  Consistent earnings growth
 .  Better than expected earnings, often related to new products, processes or services or cost reductions
 .  Positive changes in a company or its industry or regulatory environment

The subadviser also employs an active sell discipline and will generally sell stock if it determines:

 .  the company's future fundamentals have deteriorated
 .  the company's stock has reached full or excessive valuation levels


                          Travelers Series Fund - 12

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index and the Lipper Growth Average Index ("Lipper Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.

                    Quarterly Returns:
                    Highest:  xx% in ___ quarter 199X
                    Lowest:   xx% in ___ quarter 199X


                              Average Annual Total Returns
                         (for the periods ended December 31, 1998)
                 ---------------------------------------------------
                                   One        Five          Since
                                   year       years       inception
                 ---------------------------------------------------
                 Fund
                 S&P 500 Index
                 Lipper Index
                 ---------------------------------------------------


Principal risks of investing in the fund

While investing in securities of large and medium capitalization companies can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[_]   The U.S. stock market declines.

[_] Large and medium capitalization stocks or growth stocks are temporarily out of favor.

[_] An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock or industry.

[_] The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock or industry proves to be incorrect.

                          Travelers Series Fund - 13

  The Fund's Goal and Investments           MFS Total Return Portfolio
--------------------------------------------------------------------------------

---------------------------------
Manager and subadviser                 Investment Goals
TIA is the manager
                                       Primary: Above average income (compared
Massachusetts Financial                to a portfolio invested entirely in
Services Company is the                equity securities) consistent with the
Fund's subadviser.                     prudent employment of capital. Secondary:
                                       Growth of capital and income.

                                       -----------------------------------------
MFS and its predecessor                Key Investments
organizations have a history of
money management dating                The fund invests in a broad range of
from 1924.  The MFS                    equity and fixed income securities of
organization manages                   both U.S. and foreign issuers.
approximately $___ billion on
behalf of __ million investor          The fund's equity securities include
accounts.                              common and preferred stock; bonds,
                                       warrants or rights convertible into stock
Portfolio Managers                     and depositary receipts for those
David M. Calabro                       securities.
Geoffrey L. Kurinsky
Constantinos Mokas                     The fund's fixed income securities
Lisa B. Nurme                          include corporate debt obligations of any
Maura A. Shaughnessy                   maturity, Brady bonds, U.S. Government
                                       securities, mortgage-backed securities,
                                       zero-coupon bonds, deferred interest
                                       bonds and payment in kind bonds.

                                       Credit quality: The fund's assets may
                                       consist of both investment grade and
                                       lower quality securities. The fund may
                                       invest up to 20% of the fund's assets in
                                       nonconvertible fixed income securities
                                       rated below investment grade or unrated
                                       securities of equivalent quality.
--------------------------------------------------------------------------------
Selection process

Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:

 .   between 40% and 75% in equity securities  .  at least 25% in non-convertible fixed income securities

Equity investments

The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

 .   that are undervalued in the market relative to their long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes
 .   that generally have low price to book, price to sales and/or price to earnings ratios
 .   with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

Fixed income investments

The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. treasury interest rates. Using that assessment, the subadviser determines a probable difference between yields on U.S. treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.

In selecting individual fixed income investments for the fund, the subadviser looks for:

 .   favorable yield, maturity and credit quality characteristics
 .   strong financial condition


                          Travelers Series Fund - 14

FUND PERFORMANCE

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the S&P 500 Index and the Lehman Brothers Government Corporate Bond Index ("Lehman Brothers Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.


                            [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.

                               QUARTERLY RETURNS:
                               Highest:  xx% in ___ quarter 199X
                               Lowest:   xx% in ___ quarter 199X


                       AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)
               ------------------------------------------------------
                                        One       Five       Since
                                        year      years     inception
               ------------------------------------------------------
               Fund
               S&P 500 Index
               Lehman Brothers Index
               ------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

[_] The subadviser's allocation of investments between equity and fixed income securities could cause the fund to miss attractive investment opportunities by underweighting markets that generate significant returns or cause the fund to incur losses by overweighting markets that experience significant declines.
[_] The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
[_] Equity investments lose their value due to a decline in the U.S. stock market.
[_]  Value or large capitalization stocks are temporarily out of favor.
[_] An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
[_] Fixed income investments lose their value due to an increase in interest rates.
[_] The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
[_] Mortgage and asset backed securities are subject to the same default risks of other fixed income securities, but it may be more difficult to enforce rights against the assets underlying these securities in case of default.
[_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
[_] As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
[_] Securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

                          Travelers Series Fund - 15

THE FUND'S GOAL AND INVESTMENTS       GT GLOBAL STRATEGIC INCOME PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------
MANAGER AND SUBADVISER             INVESTMENT GOALS
TIA is the Manager.
                                   Primary:  High current   Secondary: Capital
                                             income                 appreciation
                                   ---------------------------------------------

INVESCO (NY), Inc. is the          KEY INVESTMENTS
subadviser.
                                   The fund invests primarily in debt
INVESCO and its affiliates         securities of U.S. and foreign companies,
manage approximately               banks and governments, including those in
$____ billion of assets.           emerging markets.

PORTFOLIO MANAGERS                 CREDIT QUALITY: At least 50% of the fund's
Cheng-Hock Lau                     assets consist of debt securities that are
David Hughes                       investment grade at the time of purchase.
Craig Munro                        The remainder may consist of lower-quality
                                   bonds whose credit quality is considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds."

                                   DURATION: The fund's average duration will
                                   generally vary from 3 to 7 years depending
                                   on the subadviser's outlook for interest
                                   rates. Individual securities may be of any
                                   maturity.
--------------------------------------------------------------------------------

SELECTION PROCESS

The subadviser uses a combination of a "top-down" approach and quantitative models to create an optimal risk/return allocation of the fund's assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The subadviser then selects individual debt securities within each area on the basis of its views as to the values available in the marketplace.

In allocating investments among countries and asset classes, the Subadviser evaluates the following:

 .  Currency, inflation and interest rate trends      .  Growth rate forecasts
 .  Proprietary risk measures                         .  Fiscal policies
 .  Balance of payments status                        .  Political outlook

In selecting individual debt securities, the subadviser evaluates the following:

 .  Yield                                             .  Issue classification
 .  Maturity                                          .  Credit quality
 .  Call or prepayment risk


--------------------------------------------------------------------------------

FUND PERFORMANCE

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the J.P. Morgan Global Bond Index ("Morgan Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.

                                    QUARTERLY RETURNS:
                                    Highest:  xx% in ___ quarter 199X
                                    Lowest:   xx% in ___ quarter 199X



                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)
               --------------------------------------------------
                                 One         Five       Since
                                 year        years      inception
               --------------------------------------------------
               Fund
               Morgan Index
               --------------------------------------------------


                          Travelers Series Fund - 16

PRINCIPAL RISKS OF INVESTING IN THE FUND

While investing in global debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

[_] Debt securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.

[_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

[_] As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

[_] An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

[_] The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency are scheduled to begin on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

The fund is NOT diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

                          Travelers Series Fund - 17

THE FUND'S GOAL AND INVESTMENTS         TRAVELERS MANAGED INCOME PORTFOLIO
--------------------------------------------------------------------------------

----------------------------
MANAGER                            INVESTMENT GOAL
TAMIC is the Manager.
                                   High current income consistent with prudent
                                   risk of capital.
                                   ---------------------------------------------
PORTFOLIO MANAGER                  KEY INVESTMENTS
F. Denney Voss
                                   The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage and asset backed securities, but may also invest to a limited extent in foreign issuers.

                                   CREDIT QUALITY: The fund invests primarily in investment grade obligations. Up to 35% of the fund's assets may be invested in below investment grade obligations with no minimum rating.

                                   DURATION: At least 65% of the fund's assets
                                   are invested in securities having durations
                                   of 10 years or less. The fund's average
                                   portfolio duration will vary between 2 to 5
                                   years depending on the manager's outlook for
                                   interest rates.
-------------------------------------------------------------------------------

SELECTION PROCESS

The manager uses a three step "top down" investment approach to selecting investments for the fund by identifying undervalued sectors and individual securities. Specifically, the manager:

 . Determines appropriate sector and maturity weightings based on the manager's intermediate and long-term assessments of broad economic and interest rate trends

 . Uses fundamental research methods to identify undervalued sectors of the government and corporate debt markets and adjusts portfolio positions to take advantage of new information

 .  Analyzes yield maturity, issue classification and quality characteristics to identify individual securities that present what the manager consider the optimal balance of potential return and manageable risk
--------------------------------------------------------------------------------

FUND PERFORMANCE

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lehman Brothers Intermediate Government/Corporate Index ("Lehman Brothers Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.

                                     QUARTERLY RETURNS:
                                     Highest:  xx% in ___ quarter 199X
                                     Lowest:   xx% in ___ quarter 199X


                               AVERAGE ANNUAL TOTAL RETURNS
                        (for the periods ended December 31, 1998)
                 ---------------------------------------------------------
                                         One      Five          Since
                                         year     years        inception
                 ---------------------------------------------------------
                 Fund
                 Lehman Brothers Index
                 ---------------------------------------------------------

                          Travelers Series Fund - 18

PRINCIPAL RISKS OF INVESTING IN THE FUND

While investing in debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

[_] The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.

[_] Interest rates go up, causing the prices of debt securities in the fund to fall.

[_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

[_] As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency are scheduled to begin on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

                          Travelers Series Fund - 19

The Fund's Goal and Investments             Putnam Diversified Income Portfolio
--------------------------------------------------------------------------------

------------------------------
Manager and Subadviser               Investment Goal
MMC is the manager.
                                     High current income consistent with
                                     preservation of capital.
                                     -------------------------------------------
Putnam Investment                    Key Investments
Management, Inc. is the
subadviser.                          The fund invests primarily in debt
                                     securities of U.S. and foreign governments
                                     and corporations.
Putnam has managed mutual
funds since 1937.  Putnam            CREDIT QUALITY:  The fund may invest in
and its affiliates manage over       securities with a wide range of credit
$___ billion in assets.              qualities depending on the particular
                                     sector of the fixed income securities
                                     market in which the manager invests.

Portfolio Manager                    Duration:  The Fund's Duration will
A team of fixed income               generally vary from 3 to 7 years depending
specialists coordinated by           on market conditions and the subadviser's
Jennifer Evans Leichter              outlook for interest rates.  Individual
                                     securities may be of any duration.
--------------------------------------------------------------------------------
Selection Process

The subadviser combines "top down" and "bottom up" investment styles, with an emphasis on active sector strategies. The subadviser believes that actively allocating the fund's investments among sectors of the fixed income securities markets, as opposed to investing in any one sector, will better enable the fund to control risk while pursuing its objective of high current income.

The subadviser allocates its investment among the following three sectors of the fixed income securities market:

   . A U.S. Government Sector, consisting primarily of securities of the U.S. government, its agencies and instrumentalities and related options, futures and repurchase agreements. The subadviser allocates at least 20% of the fund to the U.S. Government Sector;
   . A High Yield Sector, consisting primarily of high yielding, lower-rated, high risk U.S. and foreign corporate fixed-income securities commonly called "junk bonds"; and
   . An International Sector, consisting primarily of obligations of foreign governments, their agencies and instrumentalities, supranational entities, and foreign corporations, including issuers in emerging markets, and related options and futures.

The subadviser over- and underweights investments in each sector depending on the subadviser's views on economic, interest rate and political trends. The subadviser utilizes proprietary techniques to organize and rank opportunities presented by the various sectors. In making sector allocations, the subadviser evaluates:

   .  Capital flows                             .  Default trends
   .  Political trends                          .  Interest rate forecasts

Specialists managing each sector then select individual securities within each sector that represent risk/return opportunities believed optimal. In selecting securities for investment, the subadviser looks for favorable yield, maturity, issue classification and quality characteristics.


                          Travelers Series Fund - 20

FUND PERFORMANCE

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers Non-U.S. World Government Bond Index. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

   The bar chart shows the performance of the fund's shares since June 16, 1994.

                                 QUARTERLY RETURNS:
                                 Highest:  xx% in ___ quarter 199X
                                 Lowest:   xx% in ___ quarter 199X

                              AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ended December 31, 1998)
              -----------------------------------------------------------
                                      One          Five          Since
                                      year         years        inception
              -----------------------------------------------------------
              Fund
              Lehman Brothers Index
              Salomon Brothers Index
              -----------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND

While investing in fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

[_] Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.

[_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

[_] As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

[_] An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

[_] The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

                          Travelers Series Fund - 21

The Fund's Goal and Investments             Smith Barney High Income Portfolio
--------------------------------------------------------------------------------

------------------
Manager                Investment Goal
MMC is the
manager                Primary:  High current income     Secondary:  Capital
                                                                    appreciation

                       ---------------------------------------------------------
Portfolio Manager      Key Investments
John C. Bianchi
                       The fund invests primarily in high yielding, corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers.

                       CREDIT QUALITY: The fund invests primarily in below investment grade securities, but may not invest more than 10% in securities rated lower than B or unrated securities of comparable quality. Below investment grade securities are commonly known as "junk bonds."

                       MATURITY: Although the fund may invest in securities of any maturity, under current market conditions, the fund intends to have an average remaining maturity of between five and ten years.
--------------------------------------------------------------------------------
Selection Process

In selecting securities, the manager considers and compares the relative yields of various types of obligations. The manager seeks to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the fund, the manager employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

[_] "Fallen angels" or companies that are repositioning in the marketplace which the manager believes are temporarily undervalued, and

[_] Younger companies with smaller capitalization that have exhibited improving financial strength or improving credit ratings over time

The manager selects individual debt securities by comparing yield, maturity, issue classification and quality characteristics. Investments in these companies may increase the fund's potential for capital appreciation and reduce the fund's credit risk exposure.

The manager also employs an active sell strategy to dispose of securities that no longer meet the manager's investment criteria to harvest gains for reinvestment in new securities exhibiting characteristics as described above.


                          Travelers Series Fund - 22

FUND PERFORMANCE

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Salomon Brothers Intermediate High Yield Index ("Salomon Index") and the Bear Stearns High Yield Index ("Bear Stearns Index"). Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

The bar chart shows the performance of the fund's shares since its inception on June 16, 1994.

                                    QUARTERLY RETURNS:
                                    Highest:  xx% in ___ quarter 199X
                                    Lowest:   xx% in ___ quarter 199X



                              AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ended December 31, 1998)
                   -------------------------------------------------
                                      One        Five       Since
                                      year       years     inception
                   -------------------------------------------------
                   Fund
                   Salomon Index
                   Bear Stearns Index
                   -------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND

While investing in high yield securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

[_] The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.

[_] Interest rates go up, causing the prices of debt securities in the fund to fall.

[_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

[_] As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

                          Travelers Series Fund - 23

THE FUND'S GOAL AND INVESTMENTS        SMITH BARNEY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------
MANAGER                         INVESTMENT GOAL
MMC is the manager
                                   Maximize current income consistent with
                                   preservation of capital. The fund seeks to maintain a stable $1 share price.

                                 -----------------------------------------------
PORTFOLIO MANAGER                KEY INVESTMENTS
Martin Hanley
                                   The fund invests exclusively in high quality
                                   U.S. dollar denominated short term debt
                                   securities. These include commercial paper, corporate and municipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

                                   CREDIT QUALITY: The fund invests exclusively in securities rated by a nationally recognized rating organization in the two highest short term rating categories, or if unrated, of equivalent quality.

                                   EFFECTIVE MATURITY: The fund invests
                                   exclusively in securities having remaining
                                   effective maturities of 397 days or less, and maintains a dollar-weighted portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------
SELECTION PROCESS

In selecting investments for the fund, the manager looks for:

[_] The best relative values based on an analysis of interest rate sensitivity, yield and price.

[_]    Issuers offering minimal credit risk.

[_]    Maturities consistent with the manager's outlook for interest rates.
--------------------------------------------------------------------------------

FUND PERFORMANCE

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the 90-day Treasury bill. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. Please refer to the Separate Account prospectus for more information on expenses.

                             [GRAPH APPEARS HERE]

The bar chart shows the performance of the Fund's shares since its inception on June 16, 1994.


                                         QUARTERLY RETURNS:
                                         Highest:  xx% in ___ quarter 199X
                                         Lowest:   xx% in ___ quarter 199X


                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 1998)
               -------------------------------------------------
                                One        Five           Since
                                year      years        inception
               -------------------------------------------------
               Fund
               Treasury bill
               -------------------------------------------------

The fund's 7-day yield as of ________ was ____%. Call 1-800-xxx-xxxx for the fund's current 7-day yield.

                          Travelers Series Fund - 24

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:

[_]  Interest rates rise sharply.
[_] An issuer of the fund's securities defaults, or has its credit rating downgraded.
[_]  Sectors or issuers the fund has emphasized fail to perform as expected.
[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund's foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

                          Travelers Series Fund - 25

MORE ON THE FUNDS' INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

Each fund describes its             SMITH BARNEY PACIFIC BASIN PORTFOLIO
investment objective and its        Although the fund intends to be fully
principal investment strategies     invested in equity securities, it may
and risks under "Fund Goals         invest up to 20% of its assets in
and Strategies."                    investment grade debt securities.

                                    SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
This section provides additional    The fund may invest up to 20% of its assets
information about the funds'        in debt securities of any credit quality or
investments and certain             maturity of foreign corporate and
portfolio management                governmental issuers, as well as U.S.
techniques the funds may use.       government securities and money market
More information about the          obligations of U.S. and foreign corporate
funds' investments and              issuers.
portfolio management
techniques, some of which           SMITH BARNEY LARGE CAPITALIZATION GROWTH
entail risks, is included in the    PORTFOLIO
statement of additional             Although the fund intends to be fully
information (SAI).                  invested in equity securities of growth
                                    companies, it may invest up to 35% of its total assets in money market instruments for cash management purposes.

                                    ALLIANCE GROWTH PORTFOLIO
                                    Although the fund invests primarily in U.S.
                                    equity securities, it may also invest up to 25% of its assets in high yield securities with no minimum credit quality restriction, and may also invest up to 15% in foreign securities.

                                    MFS TOTAL RETURN PORTFOLIO
                                    The fund may invest without limit in ADRs and up to 20% of its total assets in foreign securities.

                                    TRAVELERS MANAGED INCOME PORTFOLIO
                                    The fund may invest up to 35% of its total assets in non-investment grade debt obligations, commonly known as "junk bonds." The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years. The fund may also invest up to 25% of its assets in asset-backed and mortgage-backed securities, including CMOs.

                                    SMITH BARNEY HIGH INCOME PORTFOLIO
                                    Although the fund invests primarily in high yield securities, the fund may also invest up to 35% of its assets in common stock and common stock equivalents, including convertible securities, options, warrants and rights. The fund may invest up to 20% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers.


                          Travelers Series Fund - 26

EQUITY INVESTMENTS                  Subject to its particular investment
                                    policies, each of these funds may invest in
Each equity fund, MFS Total         all types of equity securities.  Equity
Return Portfolio and Smith Barney   securities include exchange-traded and
High Income Portfolio               over-the-counter (OTC) common and preferred
                                    stocks, warrants, rights, investment grade convertible securities, receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENTS            Subject to its particular investment
                                    policies, each fund may invest in fixed
Each fixed income fund and, to a    income securities. Fixed income investments
limited extent, each equity fund    include bonds, notes (including structured
                                    notes), mortgage-related securities, asset-backed securities, convertible securities,
                                    Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                                    government, its agencies, authorities,
                                    instrumentalities or sponsored enterprises;
                                    state and municipal governments;
                                    supranational organizations; and foreign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                    Each of these funds may invest in mortgage-
MFS Total Return, Travelers         backed and asset-backed securities.
Managed Income, Putnam              Mortgage-related securities may be issued by
Diversified Income and Smith        private companies or by agencies of the U.S.
Barney High Income Portfolios       government and represent direct or indirect
                                    participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

--------------------------------------------------------------------------------
                                    CREDIT QUALITY

                                    If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                                    INVESTMENT GRADE SECURITIES

                                    Securities are investment grade if:

                                    [_]     They are rated, respectively, in one
                                            of the top four long-term rating
                                            categories of a nationally
                                            recognized statistical rating
                                            organization.
                                    [_]     They have received a comparable
                                            short-term or other rating.
                                    [_]     They are unrated securities that the
                                            manager believes are of comparable
                                            quality to investment grade
                                            securities.


                          Travelers Series Fund - 27

                                      HIGH YIELD, LOWER QUALITY SECURITIES

Alliance Growth, MFS Total            Each of these funds may invest in fixed
Return, Travelers Managed             income securities that are high yield,
Income, Putnam Diversified            lower quality securities rated by a rating
Income, Gt Global Strategic           organization below its top four long term
Income And Smith Barney High          rating categories or unrated securities
Income Portfolios Only                determined by the manager or Subadviser to
                                      be of equivalent quality. The issuers of
                                      lower quality bonds may be highly
                                      leveraged and have difficulty servicing
                                      their debt, especially during prolonged
                                      economic recessions or periods of rising
Alliance Growth Portfolio may         interest rates. The prices of lower
invest in these securities primarily  quality securities are volatile and may
for their capital growth potential    go down due to market perceptions of
                                      deteriorating issuer credit-worthiness
                                      or economic conditions. Lower quality
                                      securities may become illiquid and hard
                                      to value in down markets.

--------------------------------------------------------------------------------
FOREIGN AND EMERGING MARKET           Each fund may invest in foreign
INVESTMENTS                           securities, although the foreign
                                      investments of Smith Barney Money Market
                                      Portfolio are limited to U.S. dollar
                                      denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                                      Investments in securities of foreign
                                      entities and securities quoted or
                                      denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

Smith Barney Pacific Basin, Smith     Emerging market investments offer the
Barney International Equity, MFS      potential of significant gains but also
Total Return Putnam Diversified       involve greater risks than investing in
Income and GT Global Strategic        More developed countries. Political or
Income Portfolios only                economic instability, lack of market
                                      liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.


                          Travelers Series Fund - 28

                                     SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

MFS Total Return, Travelers          These funds may invest in all types of
Managed Income, Putnam               fixed income securities of governmental
Diversified Income and GT Global     issuers in all countries, including
Strategic Income Portfolios only     emerging markets. These sovereign debt
                                     securities may include:

                                     [_]     Fixed income securities issued or
                                             guaranteed by governments,
                                             governmental agencies or
                                             instrumentalities and political
                                             subdivisions located in emerging
                                             market countries.
                                     [_]     Participations in loans between
                                             emerging market governments and
                                             financial institutions.
                                     [_]     Fixed income securities issued by
                                             government owned, controlled or
                                             sponsored entities located in
                                             emerging market countries.
                                     [_]     Interests in entities organized and
                                             operated for the purpose of
                                             restructuring the investment
                                             characteristics of instruments
                                             issued by any of the above issuers.
                                     [_]     Brady Bonds.
                                     [_]     Fixed income securities issued by
                                             corporate issuers, banks and
                                             finance companies located in
                                             emerging market countries.
                                     [_]     Fixed income securities issued by
                                             supranational entities such as the
                                             World Bank or the European Economic
                                             Community (A supranational entity
                                             is a bank, commission or company
                                             established or financially
                                             supported by the national
                                             governments of one or more
                                             countries to promote reconstruction
                                             or development.)

--------------------------------------------------------------------------------
DERIVATIVES AND HEDGING              Each fund may, but need not, use derivative
TECHNIQUES                           contracts, such as futures and options on
                                     securities, securities indices or
                                     currencies; options on these futures;
                                     forward currency contracts; and interest
All funds except Smith Barney        rate or currency swaps for any of the
Money Market Portfolio               following purposes:

                                     .       To hedge against the economic
                                             impact of adverse changes in the
                                             market value of its securities, due
                                             to changes in stock market prices,
                                             currency exchange rates or interest
                                             rates
                                     .       As a substitute for buying or
                                             selling securities
                                     .       To enhance the fund's return

                                     A derivative contract will obligate or
                                     entitle a fund to deliver or receive an
                                     asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


                          Travelers Series Fund - 29

  SECURITIES LENDING                 Each fund, except Van Kampen Capital
                                     Enterprise Portfolio, may engage in
                                     securities lending to increase its net
                                     investment income. Each fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

--------------------------------------------------------------------------------
  DEFENSIVE INVESTING                Each fund may depart from its principal
                                     investment strategies in response to
                                     adverse market, economic or political
                                     conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------
  PORTFOLIO TURNOVER                 Each fund may engage in active and frequent
                                     trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.

                          Travelers Series Fund - 30

MANAGEMENT


THE MANAGERS

MUTUAL MANAGEMENT CORP.

Mutual Management Corp. is a wholly owned subsidiary of Citigroup, a financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. MMC is located at 388 Greenwich Street, New York, New York 10013. MMC acts as investment manager to investment companies having aggregate assets as of the date of this prospectus of approximately $94 billion.

MMC manages the investment operations of the following funds (Smith Barney funds) and receives from each fund for these services the fee indicated:

                                                                       Actual management fee
                                                                     paid for the fiscal year                    Contractual
                                                                      ended October 31, 1998                   management fee
                                                                         (as a percentage                     (as a percentage
                                                                           of the fund's                        of the fund's
Fund                                                                 average daily net assets)            average daily net assets)
----                                                                 -------------------------            -------------------------
Smith Barney Pacific Basin Portfolio                                          ___%                                0.90%

Smith Barney International Equity Portfolio                                   ___%                                0.90%

Smith Barney Large Cap Value Portfolio                                        ___%                                0.65%

Smith Barney Large Capitalization Growth Portfolio                            ___%                                0.75%

Smith Barney High Income Portfolio                                            ___%                                0.60%

Smith Barney Money Market Portfolio                                           ___%                                0.50%*

* Prior to March 11, 1998, the annual management fee paid to MMC was 0.60% of the average daily net assets of the fund.


                          Travelers Series Fund - 31

TRAVELERS INVESTMENT ADVISER INC.

Travelers Investment Adviser Inc. (TIA) is a wholly owned subsidiary of The Plaza Corporation (Plaza), which is an indirect wholly owned subsidiary of Citigroup, an affiliate of MMC. TIA is located at 388 Greenwich Street, New York, New York 10013. TIA acts as investment manager to investment companies having aggregate assets as of the date of this prospectus of approximately $______ billion.

TIA manages the investment operations of the following funds (TIA funds) and receives for these services from each fund the fee indicated:

                                                                Actual management fee
                                                               paid for the fiscal year             Contractual management
                                                                ended October 31, 1998                     fee paid
                                                                  (as a percentage                    (as a percentage
                                                                   of the fund's                        of the fund's
Fund                                                          average daily net assets)            average daily net assets)
----                                                          -------------------------            -------------------------
Alliance Growth Portfolio                                                ___%                                0.80%

AIM Capital Appreciation Portfolio                                       ___%                                0.80%

Van Kampen American Capital Enterprise Portfolio                         ___%                                0.70%

MFS Total Return Portfolio                                               ___%                                0.80%

GT Global Strategic Income Portfolio                                     ___%                                0.80%

Putnam Diversified Income Portfolio                                      ___%                                0.75%

Travelers Asset Management International Corporation

Travelers Asset Management International Corporation (TAMIC) is a wholly owned subsidiary of Citigroup and an affiliate of MMC. TAMIC is located at One Tower Square - 10PB, Hartford, Connecticut 06183-2030. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated domestic insurance companies.

TAMIC manages the investment operations of the following funds (TAMIC funds) and receives for these services from each fund the fee indicated:

                                                                 Actual management fee
                                                               paid for the fiscal year             Contractual management
                                                                ended October 31, 1998                     fee paid
                                                                   (as a percentage                    (as a percentage
                                                                    of the fund's                       of the fund's
Fund                                                         average daily net assets)           average daily net assets)
----                                                         -------------------------           -------------------------
Travelers Managed Income Portfolio                                     ___%                                0.65%

                          Travelers Series Fund - 32

THE SUBADVISERS AND                         The MMC funds are managed solely by
PORTFOLIO MANAGERS                          MMC. The TAMIC funds are managed
                                            solely by TAMIC. Each of the TIA
                                            funds' investments are selected by a
                                            subadviser which is supervised by
                                            TIA. The table below sets forth the
                                            name and business experience of each
                                            fund's portfolio manager, including
                                            where applicable, the portfolio
                                            manager employed by the subadviser.


               FUND                        PORTFOLIO MANAGER AND SUBADVISER                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
SMITH BARNEY PACIFIC                DAVID S. ISHIBASHI (since 1996)                   Investment Officer, MMC; Vice President,
BASIN PORTFOLIO                     MMC                                               Salomon Smith Barney.
                                    388 Greenwich Street
                                    New York, New York  10013

                                    SCOTT KALB (since 1996)                           Investment Officer, MMC; Managing
                                    MMC                                               Director, Salomon Smith Barney.
-----------------------------------------------------------------------------------------------------------------------------------
SMITH BARNEY                        JAMES CONHEADY (since inception)                  Investment Officer, MMC; Vice President,
INTERNATIONAL EQUITY                MMC                                               Travelers Series Fund; Managing Director,
PORTFOLIO                           388 Greenwich Street                              Salomon Smith Barney.
                                    New York, New York 10013

                                    JEFFREY RUSSELL (since inception)                 Investment Officer, MMC; Vice President,
                                    MMC                                               Travelers Series Fund; Managing Director,
                                                                                      Salomon Smith Barney.
-----------------------------------------------------------------------------------------------------------------------------------
SMITH BARNEY LARGE                  ELLEN CARDOZO SONSINO (since 1998)                Investment Officer, MMC; Managing
CAP VALUE PORTFOLIO                 MMC                                               Director and Senior Equity Portfolio
                                    388 Greenwich Street,                             Manager, Salomon Smith Barney.
                                    New York, New York 10013
-----------------------------------------------------------------------------------------------------------------------------------
SMITH BARNEY LARGE                  ALAN BLAKE (since inception)                      Investment Officer, MMC; Managing
CAPITALIZATION GROWTH               MMC                                               Director, Salomon Smith Barney.
PORTFOLIO                           388 Greenwich Street
                                    New York, New York 10013
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH                     TYLER SMITH (since inception)                     Senior Vice President, Alliance Capital.
PORTFOLIO                           Alliance Capital Management L.P.
                                    1345 Avenue of the Americas
                                    New York, New York 10105
-----------------------------------------------------------------------------------------------------------------------------------
AIM CAPITAL                         KENNETH A. ZSCHAPPEL (since                       Vice President, A I M Capital.
APPRECIATION PORTFOLIO              inception)
                                    A I M Capital Management, Inc. 11 Greenway
                                    Plaza, Suite 100 Houston, TX 77046

                                    CHARLES D. SCAVONE (since inception)              Vice President, A I M Capital.  Associate
                                    A I M Capital Management                          Portfolio Manager, Van Kampen Capital
                                                                                      Asset Management, Inc. from 1994 to
                                                                                      1996.  Prior to that, Equity Research
                                                                                      Analyst/ Assistant Portfolio Manager,
                                                                                      Texas Commerce Investment Management
                                                                                      Company from 1991 to 1994.

                          Travelers Series Fund - 33

               FUND                        PORTFOLIO MANAGER AND SUBADVISER                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
                                    DAVID P. BARNARD (since inception)                Vice President, A I M Capital.
                                    A I M Capital Management

                                    ROBERT M. KIPPES (since inception)                Vice President, A I M Capital.
                                    A I M Capital Management
------------------------------------------------------------------------------------------------------------------------------------
  VAN KAMPEN CAPITAL                JEFF NEW (since July 1994)                        Senior Vice President, Van Kampen Asset
  ENTERPRISE PORTFOLIO              Van Kampen Asset Management, Inc.                 Management; Senior Vice President, Van
                                    One Parkview Plaza                                Kampen Investment Advisory, Inc.
                                    Oakbrook Terrace, IL  60181
-----------------------------------------------------------------------------------------------------------------------------------
  MFS TOTAL RETURN                  DAVID M. CALABRO (since inception)                Senior Vice President, MFS.
  PORTFOLIO                         Massachusetts Financial Services
                                    Company
                                    500 Boylston Street
                                    Boston, MA  02116

                                    GEOFFREY L. KURINSKY (since inception)            Senior Vice President, MFS.
                                    MFS

                                    CONSTANTINOS MOKAS (since 1998)                   Vice President, MFS.
                                    MFS

                                    LISA B. NURME (since inception)                   Senior Vice President, MFS.
                                    MFS

                                    MAURA A. SHAUGHNESSY (since                       Senior Vice President, MFS.
                                    inception)
                                    MFS
-----------------------------------------------------------------------------------------------------------------------------------
  GT GLOBAL STRATEGIC               CHENG-HOCK LAU (since 1996)                       Chief Investment Officer, Fixed Income,
  INCOME PORTFOLIO                  INVESCO (NY), Inc.                                INVESCO since 1996.  Senior Portfolio
                                    1166 Avenue of the Americas                       Manager for Global/International Fixed
                                    New York, NY 10036                                Income, Chancellor LGT from 1995 to 1996.
                                                                                      Prior to that, Senior Vice President and
                                                                                      Senior Portfolio Manager, Fiduciary Trust
                                                                                      Company International from 1993 to 1995. Prior

                                                                                      to that, Vice President, Bankers Trust Company

                                                                                      from 1991 to 1993.

                                    DAVID HUGHES (since 1998)                         Head of Global Fixed Income, North
                                    INVESCO (NY), Inc.                                America, INVESCO since 1997. Senior Portfolio
                                                                                      Manager, Global/International Fixed Income,
                                                                                      INVESCO from July 1995 to December 1997. Prior

                                                                                      to that, Mr. Hughes was employed by Chancellor

                                                                                      Capital from July 1995 to October 1996. Prior
                                                                                      to that, Assistant Vice President, Fiduciary
                                                                                      Trust Company International from 1994 to 1995.


                                    CRAIG MUNRO (since 1998)                          Portfolio Manager, INVESCO since
                                    INVESCO (NY), Inc.                                August 1997.  Prior thereto, Vice President
                                                                                      and Senior Analyst, Emerging Markets
                                                                                      Group,  Global Fixed Income Division,
                                                                                      Merrill Lynch Asset Management from
                                                                                      1993 to August 1997.
------------------------------------------------------------------------------------------------------------------------------------

                          Travelers Series Fund - 34

               FUND                        PORTFOLIO MANAGER AND SUBADVISER                          BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
  TRAVELERS MANAGED                 F. DENNEY VOSS (since 1998)                       Executive Vice President, Salomon Smith
  INCOME PORTFOLIO                  TAMIC                                             Barney.
                                    One Tower Square - 10PB
                                    Hartford, Connecticut 06183-2030
-----------------------------------------------------------------------------------------------------------------------------------
  PUTNAM DIVERSIFIED                JENNIFER EVANS LEICHTER (since 1998)              Managing Director and Chief Investment
  INCOME PORTFOLIO                  Putnam Investment                                 Officer, Corporate Credit Group, Putnam
                                    Management, Inc.                                  Management.
                                    One Post Office Square
                                    Boston, MA  02109
-----------------------------------------------------------------------------------------------------------------------------------
  SMITH BARNEY HIGH                 JOHN C. BIANCHI (since inception)                 Investment Officer, MMC; Managing
  INCOME PORTFOLIO                  MMC                                               Director, Salomon Smith Barney.
                                    388 Greenwich Street
                                    New York, New York 10013
-----------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO            MARTIN HANLEY (since inception)                   Investment Officer, MMC; Vice President,
                                    MMC                                               Salomon Smith Barney.
                                    388 Greenwich Street
                                    New York, New York 10013
----------------------------------------------------------------------------------------------------------------------------------

  YEAR 2000 ISSUE. Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the funds. The managers are addressing the Year 2000 issue for their systems. The funds have been informed by their other service providers that they are taking similar measures. Although the funds do not expect the Year 2000 issue to adversely affect them, the funds cannot guarantee that their efforts or the efforts of their service providers to correct the problem will be successful.

                          Travelers Series Fund - 35

SHARE TRANSACTIONS


AVAILABILITY OF THE FUNDS

Shares of the funds are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. The variable insurance products may or may not make investments in all the funds described in this prospectus.

The interests of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The Fund currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the funds' shareholders.

REDEMPTION OF SHARES

The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

SHARE PRICE

Each fund's net asset value is the value of its assets minus its liabilities. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

Each fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When market prices are not available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Unless there are extraordinary or unusual circumstances, Smith Barney Money Market Portfolio uses the amortized cost method of valuing its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

                          Travelers Series Fund - 36

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

                          Travelers Series Fund - 37

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). The information in the following tables was audited by KPMG Peat Marwick LLP, independent accountants, whose report, along with each fund's financial statements, are included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                                                   SMITH BARNEY PACIFIC BASIN
                                             -------------------------------------------------------------------------------
                                                   1998            1997             1996         1995             1994(1)
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                               $9.75            $8.95        $10.10          $10.00
----------------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (loss) (2)                                (0.01)            0.08         (0.04)(3)       (0.04)
   Net realized and unrealized                                     (1.64)            0.75         (1.11)           0.14
   gain (loss)
----------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                         (1.65)            0.83         (1.15)           0.10
  operations
----------------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                           (0.06)           (0.03)          ---             ---
   Net realized gains                                                ---              ---           ---             ---
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                              (0.06)           (0.03)          ---             ---
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                                     $8.04            $9.75         $8.95          $10.10
----------------------------------------------------------------------------------------------------------------------------
  Total return                                                    (17.02)%           9.26%       (11.39)%          1.00%(4)
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                                $18,225          $16,657        $7,122          $4,238
----------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (2)                                                     1.38%            1.34%         1.83%           1.26%(5)
   Net investment income (loss)                                    (0.08)            0.47         (0.51)          (0.93)(5)
----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                            156%              59%           28%            ---
============================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Mutual Management Corp. (the "Manager") waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share increase in net investment loss and the ratios of expenses to average net assets for the fund would have been as follows:

                                                                                       1996       1995            1994
----------------------------------------------------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income                                         $0.02      $0.03           $0.06
----------------------------------------------------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement                                  1.58%      2.23%           2.82%(5)
----------------------------------------------------------------------------------------------------------------------------

     In addition, during the years ended October 31, 1995 and 1996, the fund earned credits from the custodian, which reduces service fees incurred. If the credits are taken into consideration the expense ratios for these periods were 1.17% and 1.30%, respectively. Figures before October 31, 1995 have not been restated to reflect these adjustments.
(3)  Includes realized gains and losses from foreign currency transactions.
(4)  Not annualized.
(5)  Annualized.

                          Travelers Series Fund - 38

For a share of capital stock outstanding throughout each year ended October 31.

                                                              SMITH BARNEY INTERNATIONAL EQUITY
                                              --------------------------------------------------------------------------------
                                                    1998          1997             1996            1995            1994(1)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                             $12.18           $10.48          $10.55         $10.00
------------------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income                                           0.01             0.02            0.03(3)       (0.03)
  (loss)(2)                                                        1.05             1.69           (0.10)          0.58
   Net realized and unrealized
   gain (loss)
------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                         1.06             1.71           (0.07)          0.55
  operations
------------------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                          (0.01)            0.01)            ---            ---
   Net realized gains                                               ---              ---             ---            ---
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                             (0.01)           (0.01)            ---            ---
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                                   $13.23           $12.18          $10.48         $10.55
------------------------------------------------------------------------------------------------------------------------------
  Total return                                                     8.73%           16.36%          (0.66)%         5.50%(4)
------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                              $219,037         $143,323         $53,538        $13,811
------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (2)                                                    1.01%            1.10%           1.44%          1.20%(5)
   Net investment income (loss)                                    0.09             0.23            0.25          (0.73)(5)
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                            38%              41%             29%           ---
==============================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Mutual Management Corp. (the "Manager") waived all or a part of its fees for the period ended October 31, 1994 for the fund. If such fees were not waived the effect of the per share increase in net investment loss for the fund would have been $0.03 and the ratio of expenses to average net assets would have been 2.00%(5).

     In addition, during the years ended October 31, 1995 and 1996, the fund earned credits from the custodian, which reduces service fees incurred. If the credits are taken into consideration the expense ratios for these periods were 1.21% and 1.05%, respectively. Figures before October 31, 1995 have not been restated to reflect these adjustments.

(3)  Includes realized gains and losses from foreign currency transactions.
(4)  Not annualized.
(5)  Annualized.

                          Travelers Series Fund - 39

For a share of capital stock outstanding throughout each year ended October 31.

                                                                               SMITH BARNEY LARGE CAP VALUE (1)
                                               --------------------------------------------------------------------------------
                                                    1998           1997             1996             1995            1994(2)
     --------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of year                        $  14.84         $  12.12          $ 10.14           $10.00
     --------------------------------------------------------------------------------------------------------------------------
       Income from operations:
        Net investment income (3)                                    0.25             0.32             0.28             0.11
        Net realized and unrealized                                  3.16             2.62             1.76             0.03
        gain
     --------------------------------------------------------------------------------------------------------------------------
       Total income from operations                                  3.41             2.94             2.04             0.14
     --------------------------------------------------------------------------------------------------------------------------
       Less distributions from:
        Net investment income                                       (0.18)           (0.17)           (0.06)            ---
        Net realized gains                                          (0.17)           (0.05)            ---              ---
     --------------------------------------------------------------------------------------------------------------------------
       Total distributions                                          (0.35)           (0.22)           (0.06)            ---
     --------------------------------------------------------------------------------------------------------------------------
       Net asset value, end of year                              $  17.90         $  14.84          $ 12.12           $10.14
     --------------------------------------------------------------------------------------------------------------------------
       Total return                                                 23.38%           24.55%           20.21%            1.40%(4)
     --------------------------------------------------------------------------------------------------------------------------
       Net assets, end of year (000's)                           $287,333         $138,712          $39,364           $6,377
     --------------------------------------------------------------------------------------------------------------------------
       Ratios to average net assets:
        Expenses (3)                                                 0.69%            0.73%            0.73%            0.73%(5)
        Net investment income                                        2.01             2.35             2.70             2.82(5)
     --------------------------------------------------------------------------------------------------------------------------
       Portfolio turnover rate                                         46%              32%              38%               2%
     ==========================================================================================================================

(1)    Formerly known as Smith Barney Income and Growth Portfolio.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. (the "Manager") waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:

                                                                                                   1995            1994
     ---------------------------------------------------------------------------------------------------------------------
       Per Share Decreases in Net Investment Income                                                 $0.02           $0.05
     ---------------------------------------------------------------------------------------------------------------------
       Expense Ratios Without Fee Waivers and Reimbursement                                          0.94%           2.08%(5)
     ---------------------------------------------------------------------------------------------------------------------

(4)    Not annualized.
(5)    Annualized.

                          Travelers Series Fund - 40

For a share of capital stock outstanding throughout each year ended October 31.



                                               SMITH BARNEY LARGE CAP GROWTH
                                         ------------------------------------
                                                           1998(1)
     ------------------------------------------------------------------------
       Net asset value, beginning of year
     ------------------------------------------------------------------------
       Income from operations:
        Net investment income (3)
        Net realized and unrealized
        gain
     ------------------------------------------------------------------------
       Total income from operations
     ------------------------------------------------------------------------
       Less distributions from:
        Net investment income
        Net realized gains
     ------------------------------------------------------------------------
       Total distributions
     ------------------------------------------------------------------------
       Net asset value, end of year
     ------------------------------------------------------------------------
       Total return                                                   (3)
     ------------------------------------------------------------------------
       Net assets, end of year (000's)
     ------------------------------------------------------------------------
       Ratios to average net assets:                                  (4)
        Expenses (2)
        Net investment income
     ------------------------------------------------------------------------
       Portfolio turnover rate
     ========================================================================

(1) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(2) Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. (the "Manager") waived all or part of its fees for the period ended October 31, 1998. In addition, the Manager reimbursed the fund for $_______ in expenses for the period ended October 31, 1998. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been $_____ and _____% respectively.
(3)  Not annualized.
(4)  Annualized.

                          Travelers Series Fund - 41

For a share of capital stock outstanding throughout each year ended October 31.

                                                                                ALLIANCE GROWTH
                                               --------------------------------------------------------------------------------
                                                    1998           1997           1996             1995            1994(1)
     --------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of year                       $  16.30        $  13.28         $  10.65           $  10.00
     --------------------------------------------------------------------------------------------------------------------------
       Income from operations:
        Net investment income (2)                                   0.05            0.04             0.14               0.06
        Net realized and unrealized                                 5.11            3.39             2.61               0.59
        gain
     --------------------------------------------------------------------------------------------------------------------------
       Total income from operations                                 5.16            3.43             2.75               0.65
     --------------------------------------------------------------------------------------------------------------------------
       Less distributions from:                                    (0.02)
        Net investment income                                      (0.62)          (0.09)           (0.02)               ---
        Net realized gains                                                         (0.32)           (0.10)               ---
     --------------------------------------------------------------------------------------------------------------------------
       Total distributions                                         (0.64)          (0.41)           (0.12)               ---
     --------------------------------------------------------------------------------------------------------------------------
       Net asset value, end of year                             $  20.82        $  16.30         $  13.28            $ 10.65
     --------------------------------------------------------------------------------------------------------------------------
       Total return                                                32.59%          26.55%           26.18%              6.50%(3)
     --------------------------------------------------------------------------------------------------------------------------
       Net assets, end of year (000's)                          $544,526        $294,596         $111,573            $17,086
     --------------------------------------------------------------------------------------------------------------------------
       Ratios to average net assets:
        Expenses (2)                                                0.82%           0.87%            0.90%              0.88%(4)
        Net investment income                                       0.32            0.39             1.24               1.47(4)
     --------------------------------------------------------------------------------------------------------------------------
       Portfolio turnover rate                                       66%             88%               78%                37%
     ==========================================================================================================================

 (1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
 (2) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $3,500 in expenses for the year ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:

                                                                                            1995            1994
     ---------------------------------------------------------------------------------------------------------------------
       Per Share Decreases in Net Investment Income                                        $0.01           $0.03
     ---------------------------------------------------------------------------------------------------------------------
       Expense Ratios Without Fee Waivers and Reimbursement                                 0.97%           1.76%(4)
     ---------------------------------------------------------------------------------------------------------------------

 (3)  Not Annualized.
 (4)  Annualized.


                          Travelers Series Fund - 42

For a share of capital stock outstanding throughout each year ended October 31.

                                                            AIM CAPITAL APPRECIATION
                                          -------------------------------------------------------------
                                               1998          1997            1996(1)       1995(1)(2)
-------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                     $10.76      $10.00     $10.00
-------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (loss) (3)                           0.02            0.02           0.02
   Net realized and unrealized                                1.91            0.75          (0.02)
   gain (loss)
-------------------------------------------------------------------------------------------------------
  Total income (loss) from                                    1.93            0.77             --
  operations
-------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                     (0.01)          (0.01)            --
-------------------------------------------------------------------------------------------------------
  Total distributions                                        (0.01)          (0.01)            --
-------------------------------------------------------------------------------------------------------
  Net asset value, end of year                            $  12.68        $  10.76         $10.00
-------------------------------------------------------------------------------------------------------
  Total return                                               17.96%           7.71%          0.00%
-------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                         $202,846        $112,905         $8,083
-------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (3)                                               0.85%           0.96%          1.00%(4)
   Net investment income                                      0.20            0.22           4.07(4)
-------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                       56%             44%             6%
=======================================================================================================

(1) Per share amounts calculated using the monthly average shares method.
(2) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(3) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees with respect to the fund for the years ended October 31, 1996 and the period ended October 31, 1995. In addition, the Manager reimbursed the fund for $13,456 in expenses for the period ended October 31, 1995. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been:


                                                              1995
--------------------------------------------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income                $0.03
--------------------------------------------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement        5.95%
--------------------------------------------------------------------------------------------------------------------

(4) Annualized.

                          Travelers Series Fund - 43

For a share of capital stock outstanding throughout each year ended October 31.


                                                               VAN KAMPEN AMERICAN CAPITAL ENTERPRISE
                                          -------------------------------------------------------------------------
                                              1998           1997            1996            1995          1994(1)
-------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                     $  15.37        $  12.89         $ 10.38        $10.00
-------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (loss) (2)                          0.06            0.05            0.03          0.03
   Net realized and unrealized gain                          4.51            2.87            2.53          0.35
         (loss)
-------------------------------------------------------------------------------------------------------------------
  Total income (loss) from operations                        4.57            2.92            2.56          0.38
-------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                    (0.05)          (0.04)          (0.02)           --
   Net realized gains                                          --           (0.40)          (0.03)           --
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.05)          (0.44)          (0.05)           --
-------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $  19.89        $  15.37         $ 12.89        $10.38
-------------------------------------------------------------------------------------------------------------------
  Total return                                              29.81%          23.35%          24.74%         3.80%(3)
-------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                        $196,583        $103,691         $32,447        $5,734
-------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (2)                                              0.74%           0.83%           0.88%         0.84%(4)
   Net investment income                                     0.41            0.53            0.65          0.79(4)
-------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                      75%            112%            180%           55%
===================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994 for the fund. In addition, the Manager reimbursed the fund for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:


                                                                                        1995            1994
---------------------------------------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income                                          $0.06          $0.07
---------------------------------------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement                                   1.26%          2.66(4)
---------------------------------------------------------------------------------------------------------------

(3) Not annualized.
(4) Annualized.


                          Travelers Series Fund - 44

For a share of capital stock outstanding throughout each year ended October 31.


                                                                   GT GLOBAL STRATEGIC INCOME
                                          -------------------------------------------------------------------------
                                              1998         1997(1)           1996           1995          1994(2)
-------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                    $ 12.45           $ 10.77         $ 9.95        $10.00
-------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (3)                               0.75              0.74           0.64(4)       0.17
   Net realized and unrealized                             0.36              1.36           0.28         (0.22)
   gain (loss)
-------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                 1.11              2.10           0.92         (0.05)
  operations
-------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                  (0.46)            (0.42)         (0.10)           --
   Net realized gains                                     (0.58)               --             --            --
-------------------------------------------------------------------------------------------------------------------
  Total distributions                                     (1.04)            (0.42)         (0.10)           --
-------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                          $ 12.52           $ 12.45         $10.77        $ 9.95
-------------------------------------------------------------------------------------------------------------------
  Total return                                             9.32%            20.07%          9.37%        (0.50)%(5)
-------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                       $29,232           $19,152         $8,397        $2,624
-------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (3)                                            1.07%             1.23%          1.47%         1.07%(6)
   Net investment income                                   6.05              6.87           6.44          4.58(6)
-------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                   161%              192%           295%           56%
===================================================================================================================

(1) Per share amounts calculated using the monthly average shares method.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:


                                                                          1996            1995           1994
------------------------------------------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income                            $0.02          $0.04           $0.13
------------------------------------------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement                     1.38%          1.93%           4.53%(6)
------------------------------------------------------------------------------------------------------------------

    In addition, during the years ended October 31, 1996 and 1995, the fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the expense ratios for these periods were 1.11% and 1.11%, respectively. Figures before October 31, 1995 have not been restated to reflect these credits.

(4) Includes realized gains and losses from foreign currency transactions.
(5) Not annualized.
(6) Annualized.

                          Travelers Series Fund - 45

For a share of capital stock outstanding throughout each year ended October 31.


                                                                    TRAVELERS MANAGED INCOME
                                          ------------------------------------------------------------------------
                                              1998         1997(1)          1996(1)         1995          1994(2)
------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                    $ 11.06          $ 11.16         $ 10.04        $10.00
------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (3)                               0.70             0.65            0.61          0.21
   Net realized and unrealized                             0.28            (0.14)           0.64         (0.17)
   gain (loss)
------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                 0.98             0.51            1.25          0.04
  operations
------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                  (0.49)           (0.46)          (0.13)           --
   Net realized gains                                        --            (0.15)             --            --
------------------------------------------------------------------------------------------------------------------
  Total distributions                                     (0.49)           (0.61)          (0.13)           --
------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                          $ 11.55          $ 11.06         $ 11.16        $10.04
------------------------------------------------------------------------------------------------------------------
  Total return                                             9.19%            4.61%          12.68%         0.40%(4)
------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                       $31,799          $23,532         $11,279        $3,840
------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (3)                                            0.87%            0.92%           0.92%         0.87%(5)
   Net investment income                                   6.48             6.19            6.13          5.67(5)
------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                   259%             255%            170%           42%
==================================================================================================================

(1) Per share amounts calculated using the monthly average shares method.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees for the years ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:


                                                                                        1995            1994
----------------------------------------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income                                         $0.04           $0.07
----------------------------------------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement                                  1.29%           2.91%(5)
----------------------------------------------------------------------------------------------------------------

(4) Not annualized.
(5) Annualized.

                          Travelers Series Fund - 46

For a share of capital stock outstanding throughout each year ended October 31.

                                                                   PUTNAM DIVERSIFIED INCOME
                                          --------------------------------------------------------------------------
                                              1998          1997            1996(1)         1995          1994(2)
--------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                     $  11.99          $ 11.46       $ 10.18          $10.00
--------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (3)                                 0.67             0.78          0.79            0.23
   Net realized and unrealized                               0.30             0.27          0.58           (0.05)
   gain (loss)
--------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                   0.97             1.05          1.37            0.18
  operations
--------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                    (0.56)           (0.39)        (0.09)            ---
   Net realized gains                                       (0.09)           (0.13)          ---             ---
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.65)           (0.52)        (0.09)            ---
------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $  12.31          $ 11.99       $ 11.46          $10.18
--------------------------------------------------------------------------------------------------------------------
  Total return                                               8.44%            9.43%        13.55%           1.80%(4)
--------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                        $121,601          $81,076       $31,514          $6,763
--------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (3)                                              0.88%            0.96%         0.97%           0.98%(5)
   Net investment income                                     6.99             7.57          7.53            6.14(5)
--------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                     253%            2.55%          276%             20%
====================================================================================================================

(1)  Per share amounts calculated using the monthly average shares method.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees for the year ended, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets of the fund would have been as follows:


                                                           1995      1994
------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income             $0.04     $0.07
------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement      1.31%     2.92%(5)
------------------------------------------------------------------------------

(4)  Not annualized.
(5)  Annualized.


                          Travelers Series Fund - 47

For a share of capital stock outstanding throughout each year ended October 31.

                                                                SMITH BARNEY HIGH INCOME
                                          --------------------------------------------------------------------------
                                              1998          1997             1996           1995          1994(1)
--------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                     $  12.09          $ 11.26        $ 10.07          $10.00
--------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (loss) (2)                          0.88             1.14           0.93            0.29
   Net realized and unrealized                               1.00             0.19           0.48           (0.22)
   gain (loss)
--------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                   1.88             1.33           1.41            0.07
  operations
--------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                    (0.66)           (0.50)         (0.22)            ---
   Net realized gains                                       (0.06)             ---            ---             ---
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.72)           (0.50)         (0.22)            ---
--------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $  13.25          $ 12.09        $ 11.26          $10.07
--------------------------------------------------------------------------------------------------------------------
  Total return                                              16.24%           12.17%         14.30%           0.70%(3)
--------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                        $123,726          $65,955        $20,450         $ 3,395
--------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (2)                                              0.70%            0.84%          0.70%           0.69%(4)
   Net investment income                                     9.36             9.79           9.54            7.55(4)
--------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                      89%             104%            57%             15%
====================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Mutual Management Corp. (the "Manager") waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:

                                                          1995       1994
-------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income            $0.04      $0.07
-------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement     1.07%      2.60%(4)
-------------------------------------------------------------------------------

(3)  Not annualized.
(4)  Annualized.


                          Travelers Series Fund - 48

For a share of capital stock outstanding throughout each year ended October 31.

                                                                        MFS TOTAL RETURN
                                          --------------------------------------------------------------------------
                                              1998          1997             1996           1995          1994(1)
--------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                      $  13.13         $  11.53        $  9.98       $ 10.00
--------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (loss) (2)                           0.38             0.33           0.45          0.13
   Net realized and unrealized                                2.27             1.62           1.15         (0.15)
   gain (loss)
--------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                    2.65             1.95           1.60         (0.02)
  operations
--------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                     (0.29)           (0.27)         (0.05)          ---
   Net realized gains                                        (0.18)           (0.08)           ---           ---
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                        (0.47)           (0.35)         (0.05)          ---
--------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                            $  15.31         $  13.13        $ 11.53       $  9.98
--------------------------------------------------------------------------------------------------------------------
  Total return                                               20.64%           17.16%         16.12%        (0.20)%(3)
--------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                         $263,585         $134,529        $49,363       $ 8,504
--------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (2)                                               0.86%            0.91%          0.95%         0.93%(4)
   Net investment income                                      3.54             3.82           4.40          3.51(4)
--------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                       99%             139%           104%           18%
====================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Travelers Investment Adviser, Inc. (the "Manager") waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets for the fund would have been as follows:

                                                             1995      1994
-------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income              $0.01     $0.06
-------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and Reimbursement       1.06%     2.51%(4)
-------------------------------------------------------------------------------

(3)  Not annualized.
(4)  Annualized.

                          Travelers Series Fund - 49

For a share of capital stock outstanding throughout each year ended October 31.

                                                                   SMITH BARNEY MONEY MARKET
                                          --------------------------------------------------------------------------
                                              1998          1997             1996           1995          1994(1)
--------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                      $   1.00          $  1.00        $  1.00        $  1.00
--------------------------------------------------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (2)                                 0.049            0.049          0.052          0.014
   Net realized and unrealized                                ---              ---            ---            ---
   gain (loss)
--------------------------------------------------------------------------------------------------------------------
  Total income (loss) from                                   0.049            0.049          0.052          0.014
  operations
--------------------------------------------------------------------------------------------------------------------
  Less distributions from:
   Net investment income                                    (0.049)          (0.049)        (0.052)        (0.014)
   Net realized gains
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.049)          (0.049)        (0.052)        (0.014)
--------------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                            $   1.00          $  1.00        $  1.00        $  1.00
--------------------------------------------------------------------------------------------------------------------
  Total return                                                5.05%            5.05%          5.35%          1.46%(3)
--------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000's)                         $111,168          $99,150        $37,487        $ 5,278
--------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses (2)                                               0.65%            0.65%          0.65%          0.66%(4)
   Net investment income                                      4.94             4.86           5.26           3.83(4)
--------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                     n/a              n/a            n/a             n/a
====================================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) Mutual Management Corp. (the "Manager") waived all or part of its fees with respect to the fund for the years ended October 31, 1997, 1996, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the fund for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expense to average net assets of the fund would have been as follows:


                                                          1997            1996            1995          1994
------------------------------------------------------------------------------------------------------------------
  Per Share Decreases in Net Investment Income          $0.000(5)        $0.001          $0.003         $0.005
------------------------------------------------------------------------------------------------------------------
  Expense Ratios Without Fee Waivers and                  0.67%            0.74%           0.94%          2.11%(4)
  Reimbursement
------------------------------------------------------------------------------------------------------------------

(3)  Not annualized
(4)  Annualized.
(5)  Amount represents less than $0.001.


                          Travelers Series Fund - 50

                          TRAVELERS SERIES FUND INC.



ADDITIONAL INFORMATION

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact your [_________________] if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-xxx-xxxx or writing to Travelers Series Fund, ______________.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. The Commission charges a fee for this service. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site at http:www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                     Smith Barney Pacific Basin Portfolio
                     Smith Barney International Equity Portfolio
                     Smith Barney Large Cap Value Portfolio
                     Smith Barney Large Capitalization Growth Portfolio Alliance Growth Portfolio
                     AIM Capital Appreciation Portfolio
                     Van Kampen American Capital Enterprise Portfolio MFS Total Return Portfolio
                     GT Global Strategic Income Portfolio
                     Travelers Managed Income Portfolio
                     Putnam Diversified Income Portfolio
                     Smith Barney High Income Portfolio
                     Smith Barney Money Market Portfolio


PART B
Statement of Additional Information

February 26, 1999

STATEMENT OF ADDITIONAL INFORMATION

TRAVELERS SERIES FUND INC.
388 Greenwich Street
New York, New York  10013

[insert phone number - must be toll-free or collect]


This Statement of Additional Information (the "SAI") is not a Prospectus. It is intended to provide more detailed information about Travelers Series Fund Inc. as well as matters already discussed in the Prospectus and therefore should be read in conjunction with the February 26, 1999 Prospectus which may be obtained, without charge, from the Company or your Salomon Smith Barney Financial Consultant. Shares of the Company may only be purchased by insurance company separate accounts.

Travelers Series Fund Inc. (the "Company"), the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of thirteen portfolios (each, a "fund"):

The Smith Barney Pacific Basin Portfolio seeks long-term capital appreciation through investment primarily in equity securities of countries in the Asian Pacific region.

The Smith Barney International Equity Portfolio seeks total return on its assets from growth of capital and income and will invest at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

The Smith Barney Large Cap Value Portfolio seeks current income and long-term growth of income and capital. This fund invests primarily, but not exclusively, in common stocks.

The Smith Barney Large Capitalization Growth Portfolio seeks long-term growth of capital by investing in equity securities of companies with market capitalization of at least $5 billion at the time of investment.

The Alliance Growth Portfolio seeks long-term growth of capital.
Current income is only an incidental consideration.

The AIM Capital Appreciation Portfolio seeks to provide growth of capital by investing primarily in the common stocks of small and medium-sized growth companies.

The Van Kampen American Capital Enterprise Portfolio seeks capital appreciation by investing primarily in common stocks of companies which have above average potential for capital appreciation.

The MFS Total Return Portfolio seeks above-average income (compared to a fund invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the fund believes that there should be a reasonable opportunity for growth of capital and income.

The GT Global Strategic Income Portfolio primarily seeks high current income and, secondarily, capital appreciation by investing primarily in the debt securities of U.S. and foreign companies, banks and governments, including those in emerging markets.

The Travelers Managed Income Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage and asset backed securities, but may also invest to a limited extent in foreign issuers.

The Putnam Diversified Income Portfolio seeks high current income consistent with preservation of capital.

The Smith Barney High Income Portfolio seeks high current income by investing at least 65% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers. Capital appreciation is a secondary objective.

The Smith Barney Money Market Portfolio seeks maximum current income consistent with preservation of capital.

Shares of Smith Barney Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

In all cases, there can be no assurance that a fund will achieve its investment objective.

Shares of each fund are offered only to insurance company separate accounts (the "Separate Accounts"), which fund certain variable annuity and variable life insurance contracts (the "Contracts"). The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus.

Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.


CONTENTS

Directors and Officers	3
Investment Objectives and Management Policies	5
Investment Practices	18
Risk Factors	39
Investment Restrictions	49
Portfolio Turnover	64
Performance Information	64
Determination of Net Asset Value	65
Availability of the Funds	66
Redemption of Shares	66
Management Agreement	66
Other Information about the Company	72
Financial Statements	74
Appendix - Ratings of Debt Obligations	A-1



DIRECTORS AND OFFICERS

Overall responsibility for management and supervision of each fund rests with the Company's Board of Directors. The directors approve all significant agreements between the Company and the companies that furnish services to the Company and the funds, including agreements with the Company's distributor, investment, adviser, subadvisers, custodian and transfer agent. The day-to-day operations of each fund are delegated by the directors to that fund's manager. The directors and officers of the Company are listed below.

VICTOR K. ATKINS, Director
Retired; 120 Montgomery Street, San Francisco, CA. Former
President of Lips Propellers, Inc., a ship propeller repair company. Director of two investment companies associated with Salomon Smith Barney; 76.

ABRAHAM E. COHEN, Director
Consultant to MeesPierson, Inc., a Dutch investment bank; Consultant to and Board Member, Chugai Pharmaceutical Co. Ltd.; Director of Agouron Pharmaceuticals, Inc., Akzo Nobel NV, Vasomedical, Inc., Teva Pharmaceutical Ind., Ltd., Neurobiological Technologies Inc., Vion Pharmaceuticals, Inc., BlueStone Capital Partners, LP. and The Population Council, an international public interest organization; 61.

ROBERT A. FRANKEL, Director
Managing Partner of Robert A. Frankel Managing Consultants, 102
Grand Street, Croton-on-Hudson, NY. Director of seven investment companies associated with Salomon Smith Barney. Former Vice
President of The Readers Digest Association, Inc.; 70.

RAINER GREEVEN, Director
Partner of the law firm of Greeven & Ercklentz; 630 Fifth Avenue,
New York, NY. Director of two investment companies associated with Salomon Smith Barney; 62.

SUSAN M. HEILBRON, Director
Attorney; Lacey & Heilbron, 3 East 54th Street, New York, NY.
Prior to November 1990, Vice President and General Counsel of
MacMillan, Inc. and Executive Vice President of The Trump
Organization. Director of two investment companies associated with Salomon Smith Barney; 53.

*HEATH B. McLENDON, Chairman of the Board, President and Chief
Executive Officer
Managing Director of Salomon Smith Barney; Director of forty-two investment companies associated with Salomon Smith Barney; Director and President of Mutual Management Corp. (the ''MMC'') and Travelers Investment Adviser, Inc. ("TIA"); Chairman of Smith Barney Strategy Advisers Inc.; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers, Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited; 64.

JAMES M. SHUART, Director
President, Hofstra University, 101 Hofstra University, Hempstead, New York, 11550. Director of European American Bank; Director of Long Island Tourism and Convention Commission; and Director of Association of Colleges and Universities of the State of New York. Director of two investment companies associated with Salomon Smith Barney; 67.

*LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Salomon Smith Barney, and Senior Vice
President and Treasurer of forty-two investment companies associated with Salomon Smith Barney; and Director and Senior Vice President of the Manager and TIA; 40

*JAMES B. CONHEADY, Vice President and Investment Officer
Managing Director of Salomon Smith Barney. Formerly First Vice
President of Drexel Burnham Lambert Incorporated; 62.

*JEFFREY RUSSELL, Vice President and Investment Officer
Managing Director of Salomon Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated; 40.

*JOHN C. BIANCHI, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President of
_______ other investment companies associated with Salomon Smith
Barney; 43.

*MARTIN HANLEY, Vice President and Investment Officer
Vice President of _______ other investment companies associated with Salomon Smith Barney; 32.

*DAVID S. ISHIBASHI, Vice President and Investment Officer
Vice President of Salomon Smith Barney; formerly Head of Japanese equities desk at SG Warburg; 42

*SCOTT KALB, Vice President and Investment Officer
Managing Director of Salomon Smith Barney. Formerly Vice President of Drexel Burnham Lambert Incorporated; 42

*PHYLLIS M. ZAHORODNY, Vice President and Investment Officer
Managing Director of Salomon Smith Barney; Vice President of
_______ other investment companies associated with Salomon Smith
Barney; 40.

*IRVING DAVID, Controller
Director of Salomon Smith Barney. Formerly Assistant Treasurer of
First Investment Management Company; 37.

*CHRISTINA T. SYDOR, Secretary
Managing Director of Salomon Smith Barney and Secretary of forty-
two investment companies associated with Salomon Smith Barney;
Secretary and General Counsel of the Manager and TIA; 47.
___________________
*	Designates "interested persons" as defined in the Investment
Company Act of 1940, as amended (the "1940 Act"), whose business address is 388 Greenwich Street, New York, New York
10013 unless otherwise noted. Such persons are not separately compensated for their services as Company officers or directors.

On February ___, 1999 Directors and officers owned in the aggregate less than 1% of the outstanding securities of the Company.

The following table shows the compensation paid by the Company to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. Officers and interested directors of the Company are compensated by Salomon Smith Barney.




Director


Aggregate
Compensation from the
Company
Total
Compensation
from Company and
Complex Paid to
Director

Number of Funds
for
Which Director
Serves
Within Fund
Complex
Victor K. Atkins


2
Abraham E. Cohen


2
Robert A.
Frankel


8
Rainer Greeven


2
Susan M.
Heilbron


2
Heath B.
McLendon


59
James M. Shuart


2



INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Each fund's investment objectives and certain investment restrictions may be changed only by the ''vote of a majority of the outstanding voting securities'' as defined in the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed by the Board of Directors, provided such change is not prohibited by the fund's fundamental investment restrictions (described under INVESTMENT RESTRICTIONS) or applicable law, and any such change will first be disclosed in the then current prospectus. Refer to the "INVESTMENT PRACTICES" and "RISK FACTORS" for further information on the funds' investments.

Smith Barney Pacific Basin Portfolio

Pacific Basin Portfolio invests primarily in equity securities, including American Depository Receipts ("ADRs"), of companies in the Asia Pacific region. The Asia Pacific region currently includes Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The Manager may change this list at its discretion. The fund's Manager considers a company to be in the Asia Pacific region if its securities trade on exchanges in the Asia Pacific region, it generates at least half of its revenue from the Asia Pacific region or it is organized under the laws of an Asia Pacific region country.

The fund will normally invest at least 80% of its total assets in equity securities of companies in the Asia Pacific region. Equity securities include exchange traded and over-the-counter common stocks, preferred shares, debt securities convertible into equity securities, depository receipts and warrants and rights relating to equity securities. The fund may also invest up to 20% of its total assets in debt securities and other types of investments. Concentration of the fund's assets in one or a few of the countries in the Asia Pacific Region and Asia Pacific currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

It is expected that portfolio securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets. Debt securities in which the fund may invest will generally be rated at the time of purchase at least Baa by Moody's Investors Services ("Moody's") or BBB by Standard and Poor's ("S&P"). Debt securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to pay interest and repay principal than is the case with higher rated securities.

The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Smith Barney International Equity Portfolio

Under normal market conditions, International Equity Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of the fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions) or established non-United States issuers.

In seeking to achieve its objective, the fund invests its assets primarily in common stocks of foreign companies which in the opinion of the Manager have potential for growth of capital. However, there is no requirement that the fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).


The fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the fund's manager may determine from time to time. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Smith Barney Large Cap Value Portfolio

Under normal market conditions at least 65% of the fund's assets will be invested in equity securities.

The fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the fund's assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The fund will ordinarily purchase foreign securities that are traded in the U.S. It may, however, also purchase the securities of foreign issuers directly in foreign markets. The fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

Although the fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange, the fund does not currently intend to commit more than 5% of its assets to be invested in or subject to put and call options.

Smith Barney Large Capitalization Growth Portfolio

Under normal market conditions, Large Capitalization Growth Portfolio invests 65% of its assets in equity securities of companies with market capitalizations of at least $5 billion at the time of investment. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long term history of performance. The fund has the flexibility, however, to invest up to 35% of assets in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 65% policy.

The fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities, to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Under normal market conditions, at least 65% of the fund's portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.


Alliance Growth Portfolio

The fund invests primarily in equity securities. The fund may also invest a portion of its assets in developing countries or countries with new or developing capital markets.

Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the subadviser expects a general decline in interest rates, the fund may also invest for capital growth in fixed-income securities. The fund may invest up to 25% of total assets in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by or BB or lower by S&P, or, if unrated, judged by the subadviser to be of comparable quality. The fund will generally invest in fixed income securities with a minimum rating of Caa- by Moody's or CCC- by S&P or in unrated securities judged by the subadviser to be of comparable quality. However, from time to time, the fund may invest in securities rated in the lowest grades of Moody's (C) or S&P (D) or in unrated securities judged by the subadviser to be of comparable quality, if the subadviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

The fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Investment in non-publicly traded securities is restricted to 5% of the fund's total assets (not including Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the fund's restriction against investing more than 15% of net assets in "illiquid securities." To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the fund's Board of Directors.

The fund may also invest in zero-coupon bonds, payment-in-kind bonds and real estate investment trusts. It may also buy and sell stock index futures contracts ("index futures") and may buy options on index futures and on stock indices for hedging purposes. The fund may buy and sell call and put options on index futures or on stock indices in addition to, or as an alternative to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The fund may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The fund may also seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

The fund may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total assets. It may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In addition, the fund may invest in real estate investment trusts.

AIM Capital Appreciation Portfolio

The fund invests principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Management of the fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the fund may fluctuate widely.

Special Situations. Although the fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities. The fund will not, however, purchase securities of any company with a record of less than three year's continuous operation (including that of predecessors) if such purchase cause the fund's investment in all such companies, taken at cost, to exceed 5% of the value of its total assets.


The fund may not invest more than 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the fund may purchase domestic stock index futures contracts. It may also write (sell) covered call options on no more than 25% of the value of its net assets.

Van Kampen American Capital Enterprise Portfolio

In addition to common stocks of companies, the fund may invest in warrants and preferred stocks, and in other investment companies.
 The fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The fund generally holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the fund generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Nevertheless, even when the fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short term needs. The fund may also have cash on hand that has not yet been invested. The portion of the fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the fund can purchase puts (or futures puts) to hedge the fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

MFS Total Return Portfolio

The fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch IBCA, Inc. (formerly Fitch Investors Service, Inc.) ("Fitch")) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds") including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the fund's long-term debt investments will consist of "investment grade" securities. See Appendix A for a description of these ratings. It is not the fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the fund invests in lower-rated and unrated corporate debt securities, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this fund. See "Risk Factors."

The fund may also invest in emerging market securities, Brady Bonds, U.S. Government securities, mortgage pass-through securities, corporate asset-backed securities, zero-coupon bonds, deferred interest bonds and payment-in-kind bonds. In addition, the fund may enter into repurchase agreements and mortgage dollar roll transactions, may lend its portfolio securities, purchase securities on a when-issued or forward delivery basis, enter into swap transactions and invest in indexed securities and loan participations and other direct indebtedness. The fund may invest up to 15% of its net assets in illiquid securities and may also invest in restricted securities, including Rule 144A Securities. Finally, the fund may engage in various options and futures transactions including options on securities, options on stock indexes, options on foreign currencies, stock indices and foreign currency futures contracts, options on futures contracts, forward foreign currency exchange contracts and yield curve options.

The fund will be managed actively with respect to the fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the fund does not intend to seek short-term profits, fixed income securities will be sold whenever the sub-adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

GT Global Strategic Income Portfolio

Debt securities in which the fund may invest include bonds, notes, debentures, and other similar instruments. The fund normally invests at least 50% of its net assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade by Moody's or S&P or, if unrated, determined by the subadviser to be of comparable quality. No more than 50% of the fund's total assets may be invested in securities rated below investment grade. Such securities involve a high degree of risk and are predominantly speculative. The fund may also invest in securities that are in default as to payment of principal and/or interest. See "Risk Factors."

For purposes of the fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund will consider investment in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

The fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The fund also may consider making investments in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 50% limitation. The fund also may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. The fund may invest up to 15% of its net assets in illiquid securities. The fund also may borrow for investment purposes up to 33 1/3% of its total assets. The fund may also use instruments (including forward currency contracts) often referred to as "derivatives."

Pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, the fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

Asset Allocation. The fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the fund. Securities held by the fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

Selection of Debt Investments. In determining the appropriate distribution of investments among various countries and geographic regions for the fund, management ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the fund values assets daily in terms of U.S. dollars, the fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

The fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the fund that invest solely in debt securities of U.S. issuers. The fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

The fund may invest up to 15% of its net assets in illiquid securities and is authorized to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the fund for any purpose does not exceed 33 1/3% of its total assets. The fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions and may make loans of its portfolio securities, invest in zero-coupon and other deep discount securities, invest in commercial paper that is indexed to certain specific foreign currency exchange rates, enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The fund may enter into reverse repurchase agreements with up to 33 1/3% of its total assets, so long as the total amount of the fund's borrowings do not exceed 33 1/3% of its total assets.

Nondiversification. As a "non-diversified" company under the 1940 Act, the fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the fund's assets consist of U.S. Government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the fund's total assets. These limits are measured at the end of each quarter of the fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in the fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the fund, and consequently a greater degree of fluctuation of the fund's net asset value, because the fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The fund also intends to satisfy the diversification requirements of Section 817(h) of the Code, as described generally in the prospectus.

Travelers Managed Income Portfolio

Under normal market conditions, (1) at least 65% of the fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations rated within the four highest ratings of Moody's or S&P or in unrated obligations of comparable quality; and (2) at least 65% of the fund's total assets will be invested in debt obligations having durations of 10 years or less. The fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

Obligations rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered of investment-grade if deemed by the subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated Baa/BBB or better. For a description of the ratings referred to above, see Appendix A.

The fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the fund's portfolio investments.

Bank certificates of deposit and bankers' acceptances in which the fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the fund may invest in U.S. dollar-denominated, non-negotiable time deposits issued by foreign branches of domestic banks and London branches of foreign banks; and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The fund is permitted to enter into repurchase agreements with respect to U.S. government securities, to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed-delivery, and to lend its portfolio securities. In addition, the fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage-pass through certificates ("CMOs"). The fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings. Finally, the fund may invest up to 15% of its net assets in illiquid securities (excluding Rule 144A Securities).

Putnam Diversified Income Portfolio

The subadviser believes that diversifying the fund's investments among the U.S. Government Sector, The High Yield Sector and the International Sector, as opposed to investing in any one sector, will better enable the fund to preserve capital while pursuing its investment objective. Historically, the markets for U.S. government securities, lower-rated, high yielding U.S. corporate fixed-income securities, and debt securities of foreign issuers have tended to behave independently and have at times moved in opposite directions. For example, U.S. government securities have generally been affected negatively by inflationary concerns resulting from increased economic activity. High yield U.S. corporate fixed-income securities, on the other hand, have generally benefitted from increased economic activity due to improvement in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Similarly, U.S. government securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. The subadviser believes that, when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may produce greater preservation of capital and lower volatility over the long term than would be obtained by investing exclusively in any one of the markets.

The subadviser will continuously review the allocation of assets and make such adjustments as it deems appropriate, although there are no fixed limits on allocations among sectors, including investment in the High Yield Sector. Because of the importance of sector diversification to the fund's investment policies, the Sub-Adviser expects that a substantial portion of the fund's assets will normally be invested in each of the three market sectors described below. The fund's assets allocated to each of these market sectors will be managed in accordance with particular investment policies, which are described below. At times, the fund may hold a portion of its assets in cash and money market instruments.

U.S. Government Sector. The fund will invest assets allocated to the U.S. Government Sector primarily in U.S. government securities and may engage in options, futures, and repurchase transactions with respect to such securities. The fund may also enter into forward commitments for the purchase of U.S. government securities and make secured loans of its portfolio securities with respect to U.S. government securities. In purchasing securities for the U.S. Government Sector, the subadviser may take full advantage of the entire range of maturities of U.S. government securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Under normal market conditions, the fund will invest at least 20% of its net assets in U.S. government securities. The fund may also invest assets allocated to the U.S. Government Sector in a variety of debt securities, including asset-backed and mortgage-backed securities, such as CMOs, that are issued by private U.S. issuers. With respect to the U.S. Government Sector, the fund will only invest in privately issued debt securities that are rated at the time of purchase at least Baa by Moody's, or BBB by S&P or the equivalent by any other nationally recognized statistical rating agency, or in unrated securities that the subadviser determines are of comparable quality. Securities rated Baa or BBB are considered to have some speculative characteristics. The rating services' descriptions of these rating categories are included in Appendix A. The fund will not necessarily dispose of a security if its rating is reduced below these levels, although the subadviser will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

High Yield Sector. The fund will invest assets allocated to the High Yield Sector primarily in high yielding, lower-rated higher risk U.S. and foreign corporate fixed-income securities, including debt securities, convertible securities and preferred stocks. Subject to the foregoing sentence, the fund may also purchase equity securities. As described below, however, the fund may invest all or any part of the High Yield Sector portfolio in higher-rated and unrated fixed-income securities. The fund will not necessarily invest in the highest yielding securities available if in the subadviser's opinion the differences in yield are not sufficient to justify the higher risks involved. In addition, the fund may invest up to 15% of its net assets in securities that are not publicly traded and for which market quotations are not readily available. The fund may also invest in zero-coupon bonds and payment-in-kind bonds.

At times, a substantial portion of the fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the subadviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when the subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the fund's operating expenses and adversely affect the fund's net asset value.

The High Yield Sector may invest in any security which is rated, at the time of purchase, at least Caa as determined by Moody's or CCC as determined by S&P's (or, the equivalent by another, nationally recognized statistical rating agency) or in any unrated security which the subadviser determines is at least of comparable quality, although up to 5% of the net assets of the fund (whether they are allocated to the High Yield Sector or the International Sector) may be invested in securities rated below such quality, or in unrated securities that the subadviser determines are of comparable quality. Securities rated below Caa by Moody's or CCC by S&P's are of poor standing and may be in default. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are included in Appendix A.

International Sector. The fund will invest the assets allocated to the International Sector in debt obligations and other fixed-income securities denominated in any currency including the U.S.
dollar. These securities include:

* debt obligations issued or guaranteed by foreign (including emerging markets), national, provincial, state or other governments with taxing authority, or by their agencies or instrumentalities;

*   debt obligations of supranational entities (described below);
and

* debt obligations and other fixed-income securities of foreign and U.S. corporate issuers.

In the past, yields available from securities denominated in foreign currencies have often been higher than those of securities denominated in U.S. dollars. The subadviser will consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Steel and Coal Community, the Asian Development Bank, and the Inter-American Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing. Each supranational entity's leading activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

Defensive Strategies. At times, the subadviser may judge that conditions in the securities market make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets. In implementing these "defensive" strategies, depending on the circumstances, the fund may temporarily reduce or suspend its option writing activities, shift its portfolio emphasis to higher-rated securities in the High Yield Sector, hedge currency risks in the International Sector, or generally reduce the average maturity of its holdings in any or all of the Sectors.

The fund may also purchase securities of issuers located in emerging markets, invest in sovereign debt, Brady Bonds, loan participations and assignments and enter into dollar roll transactions. It may also engage in the writing of covered call and put options with respect to foreign fixed-income securities, foreign currencies, and related futures in order to supplement the fund's portfolio income.

Smith Barney High Income Portfolio

The fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate debt obligations and preferred stock. The fund's manager may adjust the fund's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 35% of the fund's assets may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights. The fund's equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the fund will generally be rated in the lower rating categories of nationally recognized securities rating organizations, as low as C by Moody's or D by S&P, or in non-rated income securities that the fund's manager determines to be of comparable quality. The fund will not purchase securities rated lower than B by both Moody's and S&P, if, immediately after such purchase, more than 10% of the fund's total assets are invested in such securities.
The fund's investments in lower rated and unrated corporate debt securities, commonly known as "junk bonds", are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in this fund. See "Risk Factors."

The fund may invest in securities rated higher than Ba by Moody's and BB by S&P without limitation when the difference in yields between quality classifications is relatively narrow.

The fund may lend portfolio securities equal in value to not more than 20% of its total assets and purchase or sell securities on a when-issued or delayed-delivery basis. The fund may hedge against possible declines in the value of its investments by entering into interest rate futures contracts and related options, swaps and other financial instruments.

In connection with the investment objectives and policies described above, the fund may, but is not required to, utilize various investment techniques to earn income, facilitate portfolio management and mitigate risk. These investment techniques utilize interest rate and currency futures contracts, put and call options on such futures contracts, currency exchange transactions, illiquid securities, mortgage-backed and asset-backed securities, securities of unseasoned issuers and securities of foreign governments and corporations including those of developing countries. Any or all of such investment techniques available to the fund's subadviser may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, since the use of any investment technique is a function of numerous variables including market conditions.

Smith Barney Money Market Portfolio

In order to minimize fluctuations in market price the fund will not purchase a security with a remaining maturity of greater than 13 months (or that is deemed to have a remaining maturity of greater than 13 months) or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

The fund's investments are limited to dollar denominated instruments the Board of Directors determines present minimal credit risks and which are Eligible Securities at the time acquired by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's, Fitch IBCA, Inc., Duff and Phelps Inc., and Thomson BankWatch. See Appendix A for a discussion of the ratings categories of the NRSROs.

The fund may enter into repurchase agreements collateralized by U.S. government securities with any broker/dealer or other financial institution that is deemed creditworthy by the Manager, under guidelines approved by the fund's Board of Directors. The fund will not enter into a repurchase agreement on behalf of the fund if, as a result thereof, more than 10% of the fund's net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are also permitted investments for the fund:

High Quality Commercial Paper. The fund's purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

High Quality Corporate Obligations. Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody's or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The fund will only invest in corporate obligations with remaining maturities of 13 months or less.

Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The fund currently intends to limit its investment in fixed time deposits with an ultimate maturity of from two business days to six months and will invest in such time deposits only if, when combined with other illiquid assets of the fund, not more than 10% of its assets would be invested in all such instruments. The fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic certificates of deposit. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the fund may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by the Manager in selecting investments for the fund. See "Risk Factors."

High Quality Municipal Obligations. Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody's or, if not rated, are determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund's yield. The fund will not invest more than 10% of its total assets in municipal obligations.

The fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of the portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the fund may realize a gain or loss.

As a matter of fundamental policy, the fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the fund's total assets, taken at value.

Notwithstanding any of the foregoing investment policies, the fund may invest up to 100% of its assets in U.S. government securities.

INVESTMENT PRACTICES

Each of the following investment practices is subject to the limitations set forth under "Investment Restrictions."

EQUITY SECURITIES

Common Stocks (each fund except Smith Barney Money Market Portfolio). Each fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in convertible securities which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Illiquid and Restricted Securities. Each fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A. Each fund may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days and restricted securities. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The funds may also purchase restricted securities that are not registered under Rule 144A.

Warrants or Rights (AIM Capital Appreciation, Smith Barney Large Capitalization Growth and GT Global Strategic Income Portfolios). Warrants or rights may be acquired by each fund in connection with other securities or separately and provide the fund with the right to purchase at a later date other securities of the issuer. Each fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Investments in Other Investment Companies (GT Global Strategic Income Portfolio). With respect to certain countries, investments by the fund presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The fund may invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide that, in general, the fund may purchase shares of a closed-end investment company unless
(a) such a purchase would cause the fund to own in the aggregate more than 3 percent of the total outstanding voting securities of the investment company or (b) such a purchase would cause the fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its aggregate assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless, in the judgment of management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the fund will anticipate investing directly in these markets.

Real Estate Investment Trusts ("REITs") (Alliance Growth and Smith Barney High Income Portfolios). The fund may invest without limitations in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection or rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Depositary Receipts (each fund except Smith Barney Money Market Portfolio). For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs") are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs in bearer form, are designed for use in European securities markets.

FIXED INCOME SECURITIES

Corporate Debt Obligations (each fund). Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligation are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such facts as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each fund). Each fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and collateralized mortgage obligations) or by its agencies and instrumentalities (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities (Alliance Growth, MFS Total Return, GT Global Strategic Income, Travelers Managed Income Smith Barney High Income and Putnam Diversified Income Portfolios). A fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. See "Risk Factors."

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Synthetic Security Positions (GT Global Strategic Income and Putnam Diversified Income Portfolios). A fund may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities."

For example, in order to establish a synthetic security position for the fund that is comparable to owning a Japanese government bond, the relevant subadviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The subadviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the fund's investment position, or the subadviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

Further, while these futures and currency contracts remain open, a fund will comply with applicable SEC guidelines to set aside cash, debt securities of any grade or equity securities, in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts; provided such securities have been determined by the subadviser to be liquid and unencumbered pursuant to guidelines established by the directors.

A subadviser would create synthetic security positions for a fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while a subadviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the subadviser will incur transaction costs in connection with each purchase of a futures or a forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Investment Risks."

Mortgage-Backed Securities (MFS Total Return, Travelers Managed Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may invest in mortgage backed securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.


Asset-Backed Securities (MFS Total Return, Travelers Managed Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Foreign Investments

Emerging Markets

Sovereign Debt Obligations. (Putnam Diversified Income, MFS Total Return and GT Global Strategic Income Portfolios). A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal interest is not guaranteed by the U.S. Government.


Brady Bonds (Putnam Diversified Income, MFS Total Return and GT Global Strategic Income Portfolios). A fund may invest in Brady Bonds which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

The funds may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Samurai and Yankee Bonds (GT Global Strategic Income and Putnam Diversified Income Portfolios). Subject to their fundamental investment restrictions, these funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Loan Participations, Assignments and Other Direct Indebtedness (Putnam Diversified Income, GT Global Strategic Income and MFS Total Return Portfolios). A fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Each fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

Putnam Diversified Income and GT Global Strategic Income Portfolios may also invest in assignments of portions of loans from third parties ("Assignments"). When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.


MONEY MARKET SECURITIES

Commercial Bank Obligations (each fund). For the purposes of each fund's investment policies with respect to bank obligations (such as certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See "Investment Risks." Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper (each fund). With respect to each fund's investment policies with respect to commercial paper, such security consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, except Smith Barney Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such fund's total assets would be invested in such notes and other illiquid securities. Smith Barney Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

Indexed Commercial Paper (GT Global Strategic Income Portfolio). The fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The fund will not purchase such commercial paper for speculation.

Other Investment Strategies


Repurchase Agreements (each fund). Each fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the fund at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the fund holds the security and which is not related to the coupon rate on the purchased security. Each fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price plus accrued interest, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the fund may be delayed or limited or the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A fund will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. It is the policy of each fund (except the Smith Barney Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a fund amount to more than 15% of that fund's net assets. The Smith Barney Money Market Portfolio may not invest in such securities if, together with any other illiquid assets held by it amount to more than 10% of its total assets.

Reverse Repurchase Agreements (Smith Barney Pacific Basin, Smith Barney International Equity and GT Global Strategic Income Portfolio). The fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the fund securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the fund's overall borrowing limitation.

"Dollar Roll" Transactions (MFS Total Return, GT Global Strategic Income, Travelers Managed Income and Putnam Diversified Income Portfolios). A fund may enter into "dollar roll" transactions pursuant to which the fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. The MFS Total Return Portfolio may enter in similar transactions pursuant to which the fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date (generally within 30 days). During the roll period, a fund forgoes principal and interest paid on the securities. The fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee.

Since a fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the funds that are associated with other types of leverage. MFS Total Return Portfolio will only enter into covered rolls, where there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions are considered borrowings by the funds and will be subject to each fund's overall borrowing limitation. Dollar roll transactions are considered speculative.


Securities Lending (each fund except Smith Barney Large Capitalization Growth, Van Kampen American Capital Enterprise and Smith Barney Money Market Portfolios). A fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the fund may pay reasonable finders, administrative and custodial fees.

Management will limit such lending to not more than the percentages shown below:



Fund

Limit as a %
of Total Assets

Smith Barney Pacific Basin
Portfolio

15%

Smith Barney International Equity
Portfolio

15%

Smith Barney Large Cap Value
Portfolio

20%

Alliance Growth Portfolio

25%

AIM Capital Appreciation Portfolio

33 1/3%

MFS Total Return Portfolio

30%

GT Global Strategic Income
Portfolio

30%

Travelers Managed Income Portfolio

33 1/3%

Putnam Diversified Income
Portfolio

25%

Smith Barney High Income Portfolio

20%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund's Board of Directors must terminate the loan and regain the fund's right to vote the securities.


When-Issued, Delayed Delivery and Forward Commitment Securities (Smith Barney International Equity, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, Alliance Growth, MFS Total Return, GT Global Strategic Income, Travelers Managed Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a fund prior to the actual delivery or payment by the other party to the transaction. A fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each fund's custodian will maintain, in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share. To the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (AIM Capital Appreciation, Van Kampen American Capital Enterprise, GT Global Strategic Income, and Smith Barney High Income Portfolios). A fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, (AIM Capital Appreciation Portfolio will limit investments such that nor more than 10% of the value of its nets assets will be deposited as collateral for such sales at any time) the fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

DERIVATIVE CONTRACTS

Futures, Options and Currency Transactions (Smith Barney Pacific Basin, Smith Barney International Equity, Alliance Growth, AIM Capital Appreciation, Van Kampen American Capital Enterprise, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income and Smith Barney High Income Portfolios). The following information on options, futures contracts and related options applies to the funds as described in the Prospectus. In addition, new options and futures contracts and various combinations thereof continue to be developed and the funds may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

A fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities ("futures contracts"), and may buy and write put and call options to buy or sell futures contracts ("options on futures contracts"); provided, however, that the AIM Capital Appreciation Portfolio may only write covered call options. When a fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.


The funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. The Smith Barney Pacific Basin, Smith Barney International Equity, MFS Total Return and Smith Barney High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a fund's assets.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts.

A fund will not (1) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the fund or (2) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts written by the fund would exceed the market value of the total assets of the fund.

Writing Covered Call Options (Smith Barney Pacific Basin, Smith Barney International Equity, Smith Barney Large Cap Value, Alliance Growth, AIM Capital Appreciation, Van Kampen American Capital Enterprise, MFS Total Return, GT Global Strategic Income Portfolio, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may write (sell) covered call options. A fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund. (AIM Capital Appreciation Portfolio will not write covered call options for speculative purposes).

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian. The fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets.


The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

Purchasing Call Options (Smith Barney Pacific Basin, Smith Barney International Equity, Smith Barney Large Cap Value, Alliance Growth, Van Kampen American Capital Enterprise, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return. It is a policy of the GT Global Strategic Income Portfolio that aggregate premiums paid for put and call options will not exceed 5% of the fund's total assets at the time of purchase.

Purchasing Put Options (Smith Barney Pacific Basin, Smith Barney International Equity, Smith Barney Large Cap Value, Alliance Growth, Van Kampen American Capital Enterprise, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Options on Securities and on Foreign Currencies (each fund). In an effort to reduce fluctuations in net asset value or to increase portfolio return, the funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. AIM Capital Appreciation Portfolio may write (sell) only covered call options. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A fund may write and buy options on the same types of securities that the fund could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.


A call option is "covered" if a fund owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs. A fund also may write a covered call option to cross-hedge if the fund does not own the underlying security. The option is designed to provide a hedge against a decline in value in another security which the fund owns or has the right to acquire.

In purchasing an option, the fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The fund retains the premium received from writing a put or call option whether or not the option is exercised.

A fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the fund's options position, the option may expire worthless and the fund will lose the amount of the premium. There is no specific percentage limitation on a fund's investments in options on foreign currencies.

A fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the fund is permitted to invest directly. The fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the fund's obligations under an option written by the fund, as the case may be, will be subject to the fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the fund to effect an offsetting transaction at a time when management believes it would be advantageous for the fund to do so.


Options on Securities Indices (Smith Barney Pacific Basin, Smith Barney International Equity, Alliance Growth, Van Kampen American Capital Enterprise, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may enter into options on securities indices. Through the writing or purchase of index options, a fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index base) rather than price movements in individual securities, as is the case with respect to options on securities.

When the fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described above. Also, an option purchased by the fund may expire worthless, in which case the fund would lose the premium paid therefor.

Except as provided below, each fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each fund has in place with such primary dealers will provide that each fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Each fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.


Forward Currency Transactions (Smith Barney Pacific Basin, Smith Barney International Equity, Alliance Growth, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when a fund believes that a foreign currency in which the portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). A fund also may enter into a forward currency contract with respect to a currency where the fund is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge"). In any of these circumstances the fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the fund are denominated ("cross hedge"). A fund may invest in forward currency contracts with stated contract values of up to the value of the fund's assets. The MFS Total Return and Putnam Diversified Income Portfolios may also enter into forward currency contracts for non-hedging purposes, subject to applicable law.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option on currency gives the fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

A fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by each fund and assets used as "cover" for OTC options written by the fund would be considered illiquid and subject to each fund's limitation on investing in such securities.

A fund also may enter into forward contracts to buy or sell at a later date instruments in which the fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.


A fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts (Smith Barney Pacific Basin, Smith Barney International Equity, Alliance Growth, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income Portfolio and Smith Barney High Income Portfolios). A fund may enter into interest rate, securities index, financial futures and currency futures contracts ("Futures" or "Futures Contracts"). AIM Capital Appreciation Portfolio may enter into stock index futures contracts and Van Kampen American Capital Enterprise Portfolio may enter in stock index and interest rate futures contracts. A fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.


Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Smith Barney International Equity, Smith Barney Pacific Basin, MFS Total Return and Smith Barney High Income Portfolios may each also enter into Futures transactions for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a fund's assets.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.

Options on Futures Contracts (Smith Barney Pacific Basin, Smith Barney International Equity, Alliance Growth, Van Kampen American Capital Enterprise, MFS Total Return, GT Global Strategic Income, Putnam Diversified Income and Smith Barney High Income Portfolios). A fund may enter into options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.


To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the funds will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the fund's assets.

Yield Curve Options (MFS Total Return Portfolio). The fund may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of management, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the fund will be "covered". A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Swaps and Swap-Related Products (Smith Barney Pacific Basin, Smith Barney International Equity, MFS Total Return, GT Global Strategic Income and Smith Barney High Income Portfolios). As one way of managing its exposure to different types of investments, a fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

A fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.
 Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund's investment objective and policies.

A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and the funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such fund's accrued obligations under the agreement. The funds will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the fund the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. The fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.


RISK FACTORS

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions.

Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (each fund). Each fund may invest its assets in the securities of foreign issuers as described in the prospectus. Smith Barney Money Market Portfolio may also purchase securities of foreign branches of U.S. banks and of domestic and foreign branches of foreign banks. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the funds. Securities of some foreign companies and banks are less liquid and more volatile than securities of comparable domestic companies and banks. Non-U.S. securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commission on foreign exchanges, the expense of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a fund. In addition, a fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.


Emerging Markets Securities. Because of the special risks associated with investing in emerging markets, an investment in the Smith Barney International Equity, Smith Barney Pacific Basin, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income or MFS Total Return Portfolios, may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer's principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the funds could lose a substantial portion of their investments in such countries. Each fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the funds' investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays and failures.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that any investments that a Portfolio might make in an emerging market would not be expropriated, nationalized or otherwise confiscated at some time in the future. In the event of such expropriation, nationalization or other confiscation in any emerging market, each fund could lose its entire investment in that market. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.


Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a fund's identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Sovereign Debt. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.


The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which each fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain sovereign debt instruments in which the funds may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks. The funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each fund's shares and also may affect the value of dividends and interest earned by the funds and gains and losses realized by the funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.


Real Estate Investment Trusts. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act. Also, the fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the fund each year. The value of zero-coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Lower-Quality and Non-Rated Securities (Alliance Growth, Travelers Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income and MFS Total Return Portfolios). A fund may invest in lower-quality securities. Investments in lower-rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

Generally, lower-quality securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a fund, with a commensurate effect on the value of the fund's shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may restrict the ability of a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. The public market for lower-quality securities and comparable non-rated securities is relatively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.


While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Fixed-income securities, including lower-quality securities and comparable non-rated securities, frequently have call and buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the funds. If an issuer exercises these rights during periods of declining interest rates, a fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by each Portfolio as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of the Manager or the subadviser, as the case may be, to evaluate potential investments.

In light of these risks, management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

Securities of Unseasoned Issuers. Securities in which Smith Barney High Income Portfolio may invest may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage. Each fund may borrow from banks, on a secured or unsecured basis. If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage." Only Smith Barney Pacific Basin, Smith Barney International Equity, and GT Global Strategic Income Portfolios will utilize leverage. In addition, AIM Capital Appreciation Portfolio may, but has no current intention to, engage in leverage. Should any fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the portfolio assets may change in value during the time the borrowing is outstanding. By leveraging the fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a fund.


Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the fund may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations. The funds may have difficulty disposing of assignments and Loan Participations. The liquidity of such securities is limited, and each fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each fund's ability to dispose of particular assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's portfolio and calculating its net asset value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate the fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution's) of the borrower. As a fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. In such cases, a fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the fund's portfolio investments. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on management's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a fund will include them in the investment limitations described below.


Derivative Instruments. In accordance with its investment policies, each fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


With respect to interest rate swaps, each fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund's ability to offset the swap at any time.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the fund will be able to use those instruments effectively for the purposes set forth above. See the Statement of Additional Information for a further discussion of the use, risks and costs of these instruments.

In connection with its transactions in futures, options, swaps and forwards, each fund may be required to place assets in a segregated account with the fund's custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or the fund's ability to meet redemption requests or other current obligations.

Mortgage-Backed Securities. To the extent that each fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The yield of a fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the fund's assets to cover could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

INVESTMENT RESTRICTIONS tc \l1 "INVESTMENT RESTRICTIONS

The funds have adopted the following restrictions and fundamental policies that cannot be changed unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified or unless approved by a "vote of a majority of the outstanding voting securities" of each fund affected by the change as defined in the 1940 Act and Rule 18f-2 thereunder (see "Voting"). If a fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the following policies.

Each of the Smith Barney Pacific Basin, Smith Barney International Equity and Smith Barney Large Cap Value Portfolios may not:

1.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets in
securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


3.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	With respect to Smith Barney Large Cap Value
Portfolio, borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5.	With respect to both Smith Barney Pacific Basin and
Smith Barney International Equity Portfolios, borrow money, except that (a) the fund may borrow from banks under certain circumstances where the fund's Manager reasonably believes that
(i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

6.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Smith Barney
Pacific Basin Portfolio, Smith Barney International Equity
Portfolio or Smith Barney Large Cap Value Portfolio, each such fund may invest all of its investable assets in an open-end management investment company having its same investment objective and restrictions.

In addition, the following policies have also been adopted by Smith Barney Pacific Basin Portfolio, Smith Barney International Equity Portfolio and Smith Barney Large Cap Value Portfolio but are not fundamental and accordingly may be changed by approval of the Board of Directors. The funds may not:

1.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Have more than 15% of its net assets invested in puts,
calls, straddles, spreads or combinations thereof.


3.	Purchase oil, gas or other mineral leases, rights or
royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

4.	Invest more than 5% of its total assets in any issuer
with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

5.	Invest in any company for the purpose of exercising
control of management.

6.	Acquire securities subject to restrictions on
disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets. Subject to this limitation, the Company's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

7.	Invest in securities of another investment company
except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The Smith Barney Large Capitalization Growth Portfolio may not:

1.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets in
securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

In addition, the following policies have also been adopted by Smith Barney Large Capitalization Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

1.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Invest in oil, gas or other mineral leases or
exploration or development programs.

3.	Write or sell puts, calls, straddles, spreads or
combinations of those transactions, except as permitted under the fund's investment objective and policies.

4.	Invest in securities of another investment company
except as permitted by Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation or acquisition

5.	Purchase a security if, as a result, the fund would
then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

6.	Make investments for the purpose of exercising control
of management.

The Alliance Growth Portfolio may not:

1.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

2.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.


3.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

7.	Invest more than 25% of its total assets in securities
of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

Notwithstanding any other investment restriction of Alliance
Growth Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following policies have also been adopted by Alliance Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

1.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchase securities issued by any other registered
investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

3.	Make investments for the purpose of exercising control
or management.

4.	Invest in interests in oil, gas, or other mineral
exploration or development programs, although the fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

5.	Purchase warrants, if, as a result, the fund would
have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock
Exchange.

The AIM Capital Appreciation Portfolio may not:

1.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.


2.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Invest more than 25% of its total assets in
securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition, AIM Capital Appreciation Portfolio treats as fundamental its policy concerning borrowing. In accordance with this policy, the fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the fund's assets should fail to meet the 300% asset coverage requirement, the fund will, within three days, reduce its borrowings to the extent necessary. The fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

In addition, the following policies have also been adopted by AIM
Capital Appreciation Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors.
The fund may not:

1.	Purchase warrants, valued at the lower of cost or
market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

2.	Invest for the purpose of exercising control over or
management of any company, except to the extent that in fund may purchase securities of other investment companies.

3.	Invest in interests in oil, gas or other mineral
exploration or development programs.

The Van Kampen American Capital Enterprise Portfolio may not:

1.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.


2.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the fund from the limitation imposed by
Section 12(d)(1) of the 1940 Act.

5.	Invest more than 25% of its total assets in securities
issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

6.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

7.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Van Kampen American Capital Enterprise Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following policies have also been adopted by Van
Kampen American Capital Enterprise Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

1.	Invest more than 5% of the value of its total assets
in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

2.	Acquire any private placement if it would cause more
than 2% of the net assets of the fund, as determined at the time the fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").


3.	Invest more than 5% of its net assets in warrants or
rights valued at the lower of cost or market, not more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

5.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

6.	Invest in interests in oil, gas, or other mineral
exploration or developmental programs.

7.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8.	Make any investment in any security about which
information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

9.	Make any investment which involves promotion or
business management by the fund or which would subject the fund to unlimited liability.

10.	Invest in companies for the purpose of exercising
control.

11.	Acquire securities of any other domestic or foreign
investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

The MFS Total Return Portfolio may not:

1.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

2.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder


4.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Purchase any securities of an issuer of a particular
industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

Notwithstanding any other investment restriction of MFS Total
Return Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following policies have also been adopted by MFS
Total Return Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

1.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

2.	Purchase securities issued by any other investment
company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

3.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.	Purchase or sell any put or call options or any
combination thereof, provided, that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, foreign currencies, indexes of securities, any type of swap or any type of futures contract or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

5.	Purchase or sell interests in oil, gas or mineral
leases.

The GT Global Strategic Income Portfolio may not:

1.	Invest 25% or more of the value of its total assets in
the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.


2.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

3.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Borrow money in excess of 33 1/3% of its total assets
(including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed 1/3 of its total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

6.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

For purposes of GT Global Strategic Income Portfolio's concentration policy contained in limitation (1) above, the fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

In addition, the following investment policies are not fundamental investment policies and may be changed by the approval of the Company's Board of Directors without shareholder approval. The fund may not:

1.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

2.	Invest in securities of an issuer if the investment
would cause the fund to own more than 10% of any class of securities of any one issuer (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

3.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.	Invest more than 10% of its total assets in shares of
other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).


5.	Invest in companies for the purpose of exercising
control or management (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund).

6.	Invest in interests in oil, gas, or other mineral
exploration or development programs.

7.	Invest more than 5% of its total assets in securities
of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

The Travelers Managed Income Portfolio may not:

1.	Concentrate the portfolio investments in any industry
by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the fund when it adopts a defensive position.

2.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

3.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

7.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

8.	Purchase securities from or sell securities to any of
its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

Notwithstanding any other investment restriction of Travelers
Managed Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following policies have also been adopted by Travelers Managed Income Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors.
The fund may not:

1.	Purchase securities of any other investment company
except as part of a plan of merger or consolidation.

2.	Purchase securities of companies which together with
predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of the fund's net assets would then be invested in such securities.

3.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

4.	Invest in puts, calls, straddles, spreads and any
combination thereof.

5.	Invest in oil, gas or other mineral exploration or
development programs, provided, however, this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

6.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

7.	Purchase securities of companies for the purpose of
exercising control.

The Putnam Diversified Income Portfolio may not:

1.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

2.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

3.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

6.	Invest more than 25% of its total assets in any one
industry. (U.S. Government securities and securities of any foreign government, it agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry.)

7.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

In addition, the following policy has also been adopted by the Putnam Diversified Income Portfolio, but is not fundamental and accordingly may be changed by approval of the Board of Directors.
The fund may not:

1.	Invest in securities of other registered open-end
investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

2.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

4.	Buy or sell oil, gas or other mineral leases, rights
or royalty contracts.

5.	Make investments for the purpose of gaining control of
a company's management.

Notwithstanding any other investment restriction of Putnam
Diversified Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

The Smith Barney High Income Portfolio may not:

1.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.


5.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

6.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.	Invest more than 25% of its total assets in
securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Notwithstanding any other investment restriction of the Smith Barney High Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following policies have also been adopted by the Smith Barney High Income Portfolio, but are not fundamental and accordingly may be changed by the approval of the Board of Directors. The fund may not:

1.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Invest in securities of other investment companies
registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The Smith Barney Money Market Portfolio may not:

1.	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

2.	Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.


3.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4.	Invest more than 25% of its assets in the securities
of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

5.	Make loans. This restriction does not apply to: (a)
the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Issue "senior securities" as defined in the 1940 Act
and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Notwithstanding any other investment restriction of Smith Barney
Money Market Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

In addition, the following policies have also been adopted by Smith Barney Money Market Portfolio but are not fundamental and accordingly may be changed by approval of the Board of Directors.
The fund may not:

1.	Acquire securities subject to restrictions on
disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets. Subject to this limitation, the fund's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

2.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3.	Write or purchase put or call options.

4.	Purchase or otherwise acquire any security if, as a
result, more than 10% of its net assets would be invested in securities that are illiquid.

5.	Purchase or sell oil and gas interests.

6.	Invest in companies for the purposes of exercising
control.


7.	Invest in securities of another investment company
except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.


	PORTFOLIO TURNOVER

Although it is anticipated that most investments of each fund (except Smith Barney Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. The historical portfolio turnover rates for each fund (except Smith Barney Money Market Portfolio) are included in the Financial Highlights tables in the Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Smith Barney Money Market Portfolio are not shown because of the short-term nature of the investments owned by the fund.


PERFORMANCE INFORMATION

From time to time the Company may include a fund's total return, average annual total return, yield and current distribution return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see Contract prospectus) which, if reflected, would reduce the performance quoted.

Total Return. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming that all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees.

Yield. The yield of a fund refers to the net investment income earned by investments in the fund over a thirty-day period. Each fund's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the portfolio; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

Current Distribution Return. The Company calculates current distribution return for each fund by dividing the distributions from gross investment income declared during the most recent period by the net asset value per share on the last day of the period for which current distribution return is presented. A fund's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Account, should be considered when comparing the fund's current distribution return to yields published for other investment companies and other investment vehicles. From time to time, a fund may include its current distribution return in information furnished to present or prospective shareowners.


Current distribution return should also be considered relative to changes in the value of the fund's shares and to the risks associated with the fund's investment objective and policies. For example, in comparing current distribution returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rate and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.


DETERMINATION OF NET ASSET VALUE tc \l1 "DETERMINATION OF NET
ASSET VALUE

The net asset value of each fund's share will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Martin Luther King, Jr., Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is determined by dividing the fund's net assets by the number of its shares outstanding. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by a fund will be subtracted from that fund's net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a fund's net asset value unless management under the supervision of the Company's Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund.



	AVAILABILITY OF THE FUNDS

Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or
(c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.


REDEMPTION OF SHARES tc \l1 "REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.


	MANAGEMENT tc \l1 "MANAGEMENT

The Investment Managers.

MMC. MMC serves as the investment adviser to Smith Barney Pacific Basin Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney High Income Portfolio and Smith Barney Money Market Portfolio. MMC manages the day to day operations of each such fund pursuant to a management agreement entered into by the Company on behalf of each fund. Under each management agreement, MMC will (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in the Prospectus and the SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; (d) employ professional portfolio managers and securities analysts who provide research services to the fund; (e) administer the fund's corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities; and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, MMC will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund's assets.

By written agreement, research and other departments and staff of Salomon Smith Barney will furnish MMC with information, advice and assistance and will be available for consultation on the Company's funds. Thus, Salomon Smith Barney may also be considered an investment adviser to the Company. Salomon Smith Barney's services are paid for by MMC; there is no charge to the Company for such services.


TIA. Travelers Investment Adviser, Inc. ("TIA" or the "Manager"), an affiliate of MMC, manages the investment operations of Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio, GT Global Strategic Income Portfolio and Van Kampen American Capital Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Company on behalf of each TIA Portfolio.

TIA and the Company have entered into a subadvisory agreement on behalf of each TIA Portfolio. Pursuant to each subadvisory agreement, each subadviser is responsible for the day to day operations and investment decisions for the respective fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in the Prospectus and the SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the fund.

TIA has also entered into a sub-administrative services agreement with MMC pursuant to which MMC will: (a) assist TIA in supervising all aspects of each TIA Portfolio's operations; (b) supply each TIA Portfolio with office facilities, statistical and research services, data processing services, clerical, accounting and bookkeeping services; and (c) prepare reports to each TIA Portfolio's shareholders and prepare reports to and filings with the SEC and state blue sky authorities, if applicable. TIA pays MMC, as sub-administrator, a fee in an amount equal to an annual rate of 0.10% of each TIA Portfolio's average daily net assets.

Subject to the provisions of any applicable subadvisory agreement, the Manager will also manage the investment operations of each fund and will be responsible for furnishing or causing to be furnished to each fund advice and assistance with respect to the purchase, retention and disposition of investments, in accordance with each fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI.

TAMIC. Travelers Asset Management International Corporation, an affiliate of MMC, manages the investment operations of Travelers Managed Income Portfolio pursuant to a management agreement entered into by the Company on behalf of Travelers Managed Income Portfolio. Under the agreement,. TAMIC furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the fund's investment policies. TAMIC has responsibility for the investment decisions of the fund, subject to the supervision, direction and approval of the Board of Directors.

Under each management agreement MMC, TIA or TAMIC, as the case may be, will administer the Company's corporate affairs, and, in connection therewith, is responsible for furnishing or causing to be furnished to each applicable fund advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the fund, bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Company. Each fund receives discretionary advisory services provided by the Manager or by a subadviser (pursuant to a Subadvisory Agreement) who is identified, retained, supervised and compensated by the Manager.

Each management agreement further provides that all other expenses not specifically assumed by MMC, TIA or TAMIC under the management agreement on behalf of a fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company's funds; general corporate expenses are allocated on the basis of relative net assets.


MMC, TIA, TAMIC and each subadviser are subject to the supervision and direction of the Company's Board of Directors and manage the applicable fund in accordance with its investment objective and policies, make investment decisions for the fund, place orders to purchase and sell securities and employ professionals who provide research services. All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each Management Agreement shall continue for an initial two-year term and shall be continued thereafter from year to year if specifically approved at least annually as required by the 1940 Act. Each Management Agreement further provides that it shall terminate automatically in the event of its assignment (as defined in the 1940 Act) and that it may be terminated without penalty by either party on not less than 60 days' written notice.

Management Fees. The Manager has agreed to waive its fee to the extent that the aggregate expenses of any of Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen American Capital Enterprise Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and Smith Barney Money Market Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.25% of the average daily net assets for any fiscal year of each such fund. The Manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney International Equity Portfolio, Smith Barney Pacific Basin Portfolio and GT Global Strategic Income Portfolio exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 1.50% of the average daily net assets for any fiscal year of each such fund. Each of these voluntary expense limitations shall be in effect until it is terminated by notice to shareowners and by supplement to the then current Prospectus and SAI.

Each management agreement also provides that MMC, TIA or TAMIC shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. Each subadvisory agreement also provides that the subadviser shall not be liable to MMC, TIA, TAMIC or the fund for any error of judgment or mistake of law or for any loss suffered by MMC, TIA, TAMIC or the fund so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement.

For the periods shown, each fund paid the following management fee:





Fund

Fiscal Year
Ended
October 31,
1996

Fiscal Year
Ended
October 31,
1997

Fiscal
Year
Ended
October 31
, 1998

Smith Barney Pacific Basin
Portfolio+

$117,581

$175,112



Smith Barney International
Equity Portfolio

887,397

1,692,179



Smith Barney Large Cap Value
Portfolio

564,232

1,399,650



Smith Barney Large
Capitalization Growth Portfolio

n/a

n/a



Alliance Growth Portfolio

1,624,602

3,268,019



AIM Capital Appreciation
Portfolio

503,898

1,294,096



Van Kampen American Capital
Enterprise Portfolio

482,803

1,045,925



MFS Total Return Portfolio

744,834

1,556,167



GT Global Strategic Income
Portfolio++

109,949

201,225



Travelers Managed Income
Portfolio

123,774

176,499



Putnam Diversified Income
Portfolio

428,803

753,736



Smith Barney High Income
Portfolio

262,657

558,996



Smith Barney Money Market
Portfolio+++

425,361

650,916




+	The Manager waived $30,849 in 1996 of the management fees
shown.
++	The Manager waived $20,036 in 1996 of the management fees
shown.
+++	The Manager waived $60,833 in 1996 and $24,546 in 1997 of
the management fees shown.

The Subadvisers.

Alliance Growth Portfolio is advised by Alliance Capital
Management L.P. ("Alliance Capital"). Alliance Capital is a
Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. For the services provided by Alliance Capital, the Manager pays Alliance Capital an annual fee calculated at a rate of 0.375% of the fund's average daily net assets, paid monthly.

Alliance Capital is a leading international investment manager supervising client accounts with assets as of September 30, 1998 of more than $241.9 billion (of which approximately $99.5 billion representing the assets of investment companies). Alliance Capital clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and include employee benefit plans, as of September 30, 1998, 34 of the Fortune 100 Companies. As of that date, Alliance Capital and its subsidiaries employed more than 1,700 employees who operated out of six domestic offices and the overseas offices of subsidiaries in Chennai, Istanbul, London, Mumbai, New Delhi, Paris, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore as well as affiliate offices in Bangalore, Cairo, Johannesburg, Vienna, Warsaw, Hong Kong, Sao Paulo, Seoul and Moscow. The 58 registered investment companies comprising more than 70 separate investment portfolios managed by Alliance Capital currently having over more than three million shareholders.

Alliance Capital Management Corporation ("ACMC"), is the general partner of Alliance Capital and conducts no active business. Alliance Capital, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company which at September 30, 1998, beneficially owned approximately 58.5% of the outstanding voting shares of ECI. As of September 30, 1998, ACMC and Equitable Capital Management Corporation, each a wholly owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 56.8% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance Capital ("Units").

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Advisors, Inc., which is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial serviced business and is an indirect wholly owned subsidiary of AMVESCAP PLC. For services provided by AIM Capital, the Manager pays to AIM Capital an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

Van Kampen American Capital Enterprise Portfolio is advised by Van Kampen American Capital Asset Management, Inc. ("VKAC"). VKAC is located at One Parkview Plaza, Oakbrook Terrace, IL 60181 and is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a wholly owned subsidiary of VK/AC Holding, Inc. VC/AC Holding, Inc., is a wholly owned subsidiary of MSAM Holdings II, Inc. which in turn, is a wholly owned subsidiary of Morgan Stanley, Dean Witter Discover & Co. For the services provided by VKAC, the Manager pays to VKAC an annual fee calculated at the rate of 0.325% of the fund's average daily net assets, paid monthly.

Putnam Diversified Income Portfolio is advised by Putnam Investment Management, Inc. ("Putnam Management"). Putnam Management is located at One Post Office Square, Boston, Massachusetts 02109. Putnam Management is a subsidiary of Putnam Investments, Inc., which, other than shares held by employees, is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. For the services provided by Putnam Management, the Manager pays Putnam Management an annual fee calculated at the rate of 0.35% of the fund's average daily net assets, paid monthly.

GT Global Strategic Income Portfolio is advised by AMVESCAP PLC
("AMVESCAP"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and AIM Management Group, Inc.

For the services provided by AMVESCAP, the Manager pays to AMVESCAP an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

MFS Total Return Portfolio is advised by Massachusetts Financial Services Company ("MFS"). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. For services provided by MFS, the Manager pays MFS an annual fee calculated at a rate equal to 0.375% of the fund's average daily net assets, paid monthly.

Portfolio Transactions and Distribution

CFBDS, Inc., located at 21 Milk Street, Boston MA 02109-5408 (the "Distributor"), distributes shares of the Funds as their principal underwriter. The Company's Board of Directors has determined that transactions for the Company may be executed through Salomon Smith Barney or any broker-dealer affiliate of Salomon Smith Barney (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Company as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Company a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Company will not deal with Salomon Smith Barney in any transactions in which Salomon Smith Barney acts as principal. In addition, the Alliance Growth Portfolio will not deal with Donaldson, Lufkin & Jenrette ("DLJ") (an affiliate of Alliance Capital) in any transactions in which DLJ acts as principal. In addition, the Van Kampen American Capital Enterprise Portfolio may not deal with Morgan Stanley & Co., Inc. ("Morgan Stanley") (an affiliate of VK/AC Holding, Inc.) in any transaction in which Morgan Stanley acts as principal.

Shown below are the total brokerage fees paid by the Company for the fiscal years ended October 31, 1996, October 31, 1997 and October 31, 1998 on behalf of the funds, the portion paid to Salomon Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 1996 the total amount of commissionable transactions was $948,677,922, $86,585,294 (9.13%) of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $862,093,228 (90.87%) of which was directed to other brokers. During the fiscal year ended October 31, 1997 the total amount of commissionable transactions was $1,618,030,296, $115,051,655 (7.11%) of which was directed to
Salomon Smith Barney and executed by unaffiliated brokers and $1,502,978,641 (92.89%) of which was directed to other brokers. During the fiscal year ended October 31, 1998 the total amount of commissionable transactions was $_______________, $________________ (____%) of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $___________ (____%) of which was directed to other brokers.


Commissions:



Fiscal Year
Ended


Total

To Salomon
Smith Barney



To Others (for execution
only)


October 31, 1996

$1,862,443

$142,038

(7.63%
)

$1,720,405

(92.37
%)

October 31, 1997

2,325,295

163,142

(7.02%

2,162,153

(92.98
%)

October 31, 1998











The Company attempts to obtain the most favorable execution of each portfolio transaction that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the Manager's expenses in a determinable amount. These various services may, however, be useful to the Manager or Smith Barney in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.


OTHER INFORMATION ABOUT THE COMPANY

The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of thirteen series of shares, each representing shares in one of thirteen separate funds - Smith Barney Pacific Basin Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen American Capital Enterprise Portfolio, MFS Total Return Portfolio, GT Global Strategic Income Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio and Smith Barney Money Market Portfolio. The directors also have the power to create additional series of shares. The assets of each fund will be segregated and separately managed and a shareowner's interest is in the assets of the fund in which he or she holds shares.


The directors may also authorize the creation of additional series of shares and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The investment objectives, policies and restrictions applicable to additional funds would be established by the directors at the time such funds were established and may differ from those set forth in the Prospectus and this SAI. In the event of liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the directors.

The Articles of Incorporation further provide that the Company shall indemnify its directors, officers and employees against any liability to the Company or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a director, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the directors upon notice to the shareowners.

Voting Rights. The Company offers its shares only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Company and, under the 1940 Act, is deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the accompanying prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a fund represents an equal proportionate interest in that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the directors. Shareowners are entitled to one vote for each share held and will vote by individual fund except to the extent required by the 1940 Act. The Company is not required to hold annual shareowner meetings, although special meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing directors, changing fundamental policies or approving a management contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of directors.

Shares of the Company entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a fund would be voted upon only by shareowners of the fund involved. Additionally, approval of an amendment to a fund's advisory or subadvisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareowners of one fund is effective as to that fund whether or not enough votes are received from the shareowners of the other funds to approve the proposal as to that fund.


The directors themselves have the power to alter the number and the terms of office of the directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds of the directors have been elected by the shareowners of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the directors irrespective of the votes of other shareowners.

Custodians. Portfolio securities and cash owned by the Company on behalf of Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Alliance Growth Portfolio, AIM Capital Appreciation Portfolio, Van Kampen American Capital Enterprise Portfolio, MFS Total Return Portfolio, Travelers Managed Income Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, and Smith Barney Money Market Portfolio are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (foreign securities, if any, will be held in the custody of The Barclays Bank, PLC).

Portfolio securities and cash owned by the Company on behalf of Smith Barney Pacific Basin Portfolio, Smith Barney International Equity Portfolio and GT Global Strategic Income Portfolio are held in the custody of Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245.

Independent Auditors.  KPMG LLP, 345 Park Avenue, New York, New
York 10154, has been selected as the Company's independent auditors for its fiscal year ending October 31, 1999, to examine and report on the financial statements and financial highlights of the Company.

	FINANCIAL STATEMENTS tc \l1 "FINANCIAL STATEMENTS

The financial information contained under the following headings is hereby incorporated by reference to the Company's 1998 Annual
Reports to Shareholders:


Annual Report of:

Pages(s)in:





Smith Barney Pacific Basin Portfolio



Smith Barney International Equity Portfolio



Smith Barney Large Cap Value Portfolio



Smith Barney Large Capitalization Growth Portfolio



Alliance Growth Portfolio



AIM Capital Appreciation Portfolio



Schedule of Investments



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to Financial Statements



Financial Highlights (for a share of capital stock of each series outstanding through each year)



Independent Auditors' Report







Van Kampen American Capital Enterprise Portfolio



Schedule of Investments



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to Financial Statements



Financial Highlights (for a share of capital stock of each series outstanding through each year)



Independent Auditors' Report







MFS Total Return Portfolio



GT Global Strategic Income Portfolio



Schedule of Investments



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to Financial Statements



Financial Highlights (for a share of capital stock of each series outstanding through each year)



Independent Auditors' Report







Travelers Managed Income Portfolio



Putnam Diversified Income Portfolio



Schedule of Investments



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to Financial Statements



Financial Highlights (for a share of capital stock of each series outstanding through each year)



Independent Auditors' Report







Smith Barney High Income Portfolio



Smith Barney Money Market Portfolio



Schedule of Investments



Statements of Assets and Liabilities



Statements of Operations



Statements of Changes in Net Assets



Notes to Financial Statements



Financial Highlights (for a share of capital stock of each series outstanding through each year)



Independent Auditors' Report








APPENDIX A

RATINGS ON DEBT OBLIGATIONS BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated 'BB', 'B', 'CCC', 'CC' or 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ -	Continuance of the rating is contingent upon S&P's receipt
of closing documentation confirming investments and cash flow.

* -	Continuance of the rating is contingent upon S&P's receipt
of an executed copy of the escrow agreement.

NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch IBCA, Inc.

AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.


BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB - Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B - Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C - Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch's short-term ratings are as follows:

F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments.
The "+" denotes an exceptionally strong credit feature.

F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

Duff & Phelps Inc.

Duff 1+ - Indicates the highest certainty of timely payment:
short-term liquidity is clearly outstanding, and safety is just below risk-free United States Treasury short-term obligations.

Duff 1 - Indicates a high certainty of timely payment.

Duff 2 - Indicates a good certainty of timely payment: liquidity factors and company fundamentals are sound. The Thomson BankWatch
("TBW")

TBW-1 - Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 - While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.






U:\legal\funds\$sts\1998\secdocs\PEA10SAI

-12-


A-4



PART C.  Other Information

Item 23. Exhibits


a.1	Articles of Incorporation dated as of February 18,
1994 is incorporated by reference to Exhibit 1(a) to the Registration Statement on February 23, 1994.

a.2 	Amendment to Articles of Incorporation dated as of
May 26,1994 is incorporated by reference to Exhibit
1(b) to Pre-Effective Amendment No. 1 on June 10,
1994.

a.3	Amendment to Articles of Incorporation dated as of
June 7, 1994 is incorporated by reference to Exhibit
1(c) to Pre-Effective Amendment No. 1 on June 10,
1994.

b.	Bylaws of the Fund are incorporated by reference to
Exhibit 2 to Pre-Effective Amendment No. 1 on June
10, 1994.

c.	Not applicable

d.1	Management Agreement between Registrant on behalf of
the Smith Barney Large Cap Value Portfolio (formerly known as Smith Barney Income and Growth Portfolio) and Mutual Management Corp. ("MMC") is incorporated by reference to Exhibit 5(a) to Pre-Effective
Amendment No. 1 on June 10, 1994.

d.2	Management Agreement between Registrant on behalf of
the Alliance Growth Portfolio and MMC is incorporated by reference to Exhibit 5(b) to Pre-Effective
Amendment No. 1 on June 10, 1994.  Transfer and
Assumption of Management Agreement to Travelers
Investment Adviser, Inc. ("TIA").

d.3	Management Agreement between Registrant on behalf of
the Van Kampen American Capital Enterprise Portfolio and MMC is incorporated by reference to Exhibit 5(c) to Pre-Effective Amendment No. 1 on June 10, 1994.
Transfer and Assumption of Management Agreement to
TIA.

d.4	Management Agreement between Registrant on behalf of
the Smith Barney International Equity Portfolio and
MMC is incorporated by reference to Exhibit 5(d) to Pre-Effective Amendment No. 1 on June 10, 1994.

d.5	Management Agreement between Registrant on behalf of
the Smith Barney Pacific Basin Portfolio and MMC is incorporated by reference to Exhibit 5(e) to Pre-
Effective Amendment No. on June 10, 1994.

d.6	Management Agreement between Registrant on behalf of
the TBC Managed Income Portfolio and MMC is incorporated by reference to Exhibit 5(f) to Pre-
Effective Amendment No. 1 on June 10, 1994 to TIA.
Transfer and Assumption of Management Agreement to
TIA.


d.7	Management Agreement between Registrant on behalf of
the Putnam Diversified Income Portfolio and MMC is incorporated by reference to Exhibit 5(g) to Pre-
Effective Amendment No. 1 on June 10, 1994. Transfer and Assumption of Management Agreement to TIA.

d.8	Management Agreement between Registrant on behalf of
the GT Global Strategic Income Portfolio and MMC is incorporated by reference to Exhibit 5(h) to Pre-
Effective Amendment No. 1 on June 10, 1994. Transfer and Assumption of Management Agreement to TIA.

d.9	Management Agreement between Registrant on behalf of
the Smith Barney High Income Portfolio and MMC is incorporated by reference to Exhibit 5(i) to Pre-
Effective Amendment No. 1 on June 10, 1994.

d.10	Management Agreement between Registrant on behalf of
the MFS Total Return Portfolio and MMC is incorporated by reference to Exhibit 5(j) to Pre-
Effective Amendment No. 1 on June 10, 1994. Transfer and Assumption of Management Agreement to TIA.

d.11	Management Agreement between Registrant on behalf of
the Smith Barney Money Market Portfolio and MMC is incorporated by reference to Exhibit 5(k) to Pre-
Effective Amendment No. 1 on June 10, 1994.

d.12	Subadvisory Agreement among Registrant, MMC and
Alliance Capital Management L.P. is incorporated by reference to Exhibit 5(l) to Pre-Effective Amendment
No. 1 on June 10, 1994. Transfer and Assumption of
Subadvisory Agreement to TIA.

d.13	Subadvisory Agreement among Registrant, MMC and
American Capital Asset Management, Inc. is incorporated by reference to Exhibit 5(m) to Pre-
Effective Amendment No. 1 on June 10, 1994. Transfer and Assumption of Subadvisory Agreement to TIA.

d.14	Subadvisory Agreement among Registrant, MMC and The
Boston Company Asset Management, Inc. is incorporated by reference to Exhibit 5(n) to Pre-Effective
Amendment No. 1 on June 10, 1994.  Transfer and
Assumption of Subadvisory Agreement to TIA.

d.15	Subadvisory Agreement among Registrant, MMC and
Putnam Investment Management, Inc. is incorporated by reference to Exhibit 5(o) to Pre-Effective Amendment
No. 1 on June 10, 1994.  Transfer and Assumption of
Subadvisory Agreement to TIA.

d.16	Subadvisory Agreement among Registrant, MMC and G.T.
Capital Management, Inc. is incorporated by reference to Exhibit 5(p) to Pre-Effective Amendment No. 1 on
June 10, 1994.  Transfer and Assumption of
Subadvisory Agreement to TIA.

d.17	Subadvisory Agreement among Registrant, MMC and
Massachusetts Financial Services Company is incorporated by reference to Exhibit 5(q) to Pre-
Effective Amendment No. 1 on June 10, 1994. Transfer and Assumption of Subadvisory Agreement to TIA.

d.18	Subadvisory Agreement between MMC and Smith Barney
Inc. is incorporated by reference to Exhibit 5(r) to Pre-Effective Amendment No. 1 on June 10, 1994.
Transfer and Assumption of Subadvisory Agreement to
TIA.

d.19	Management Agreement among Registrant, MMC and AIM
Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 4 filed on February
28, 1996. Transfer and Assumption of Subadvisory
Agreement to TIA.

d.20	Subadvisory Agreement among Registrant, MMC and AIM
Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 4 filed on February
28, 1996.

d.21	Form of Management Agreement between Registrant on
behalf of its Smith Barney Large Capitalization
Growth Portfolio and MMC is incorporated by reference to Exhibit 5(u) to Post-Effective Amendment No. 9 filed on February 27, 1998..

d.22	Form of Management Agreement between Registrant on
behalf of Travelers Managed Income Portfolio and
Travelers Asset Management International Corporation files herewith.

e.	Distribution Agreement between Registrant and Smith
Barney Inc. is incorporated by reference to Exhibit 6 to Pre-Effective Amendment No. 1.

f.	Not applicable.

g.1	Custodian Agreement between Registrant and PNC Bank,
National Association.**

g.2		Global Custody Agreement between Barclays Bank PLC
and PNC Bank.**

g.3	Custodian Agreement between Registrant and Morgan
Guaranty Trust Company of New York is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment
No. 4 filed on February 28, 1996.

g.4		Global Custody Agreement between The Chase Manhattan
Bank and the Customer.

h.1	Transfer Agency Agreement between Registrant and
First Data Investor Services Group, Inc., (formerly
The Shareholder Services Group Inc.) is incorporated by reference to Exhibit (9) to Post-Effective
Amendment No. 4 filed on February 28, 1996.

h.2	Transfer Agency Agreement between Travelers Series
Fund Inc. and First Data Investor Services Group,
Inc.

i.	Opinion and Consent of Sullivan & Cromwell is
incorporated by reference to Exhibit 10 to Pre-
Effective Amendment No. 1 on June 10, 1994.

j.	Auditors' Consent filed herewith.

k.	Not applicable.

l.	Subscription Agreement between Registrant and The
Travelers, Inc.**

m.1	Form of Distribution Agreement between the Registrant
and CFBDS, Inc dated October 8, 1998 filed herewith.

m.2	not applicable

n. Financial Data Schedule.**

o.	not applicable

_________________________
** To be filed by Amendment.

Item 24.  Persons Controlled by or under Common Control with
Registrant.

The Registrant is not controlled directly or indirectly by any person. Information with respect to the Registrant's investment manager and each subadviser is set forth under the caption
"Management" in the prospectus included in Part A of this Amendment to the Registration Statement on Form N-1A.

 Item 25.  Indemnification.

	Reference is made to ARTICLE IX of Registrant's Charter for a complete statement of its terms.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26. Business and other Connections of the Manager and each Subadviser.

See the material under the caption "Management" included in Part A (Prospectus) of this Registration Statement and the material appearing under the caption "Management
Agreements" included in Part B (Statement of Additional
Information) of this Registration Statement.

Information as to the Directors and Officers of Mutual
Management Corp. (formerly known as Smith Barney Mutual
Funds Management Inc.) is included in its Form ADV (File
No. 801-8314), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Travelers
Investment Adviser is included in its Form ADV (File No.
801-52365), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Travelers
Asset Management International Corporation is included in its Form ADV File No. 801-17003, filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Alliance
Capital Management L.P. is included in its Form ADV (File
No. 801-32361), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of The Boston
Company Asset Management Inc. is included in its Form ADV
(File No. 801-6829), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Putnam
Investment Management, Inc. is included in its Form ADV
(File No. 801-07974), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of INVESCO
(NY), Inc. (formerly known as LGT Capital Management, Inc.)
is included in its Form ADV (File No. 801-10254), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Van Kampen
American Capital Asset Management, Inc. is included in its
Form ADV (File No. 801-01669), filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Massachusetts Financial Services Company is included in its Form ADV (File No. 801-07352 and 801-17352), filed with the
Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of AIM Capital
Management, Inc. is included in its Form ADV (File No. 801-
15211), with the Commission, which is incorporated herein by reference thereto.

Item 27.		Principal Underwriters


(a) CFBDS, Inc. the Registrant's Distributor, is also the distributor for
CitiFundsSM International Growth & Income Portfolio,
CitiFundsSM International Equity Portfolio,
CitiFundsSM Large Cap Growth Portfolio,
CitiFundsSM Intermediate Income Portfolio,
CitiFundsSM Short-Term U.S. Government Income
Portfolio,
CitiFundsSM Emerging Asian Markets Equity Portfolio,
CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash
Reserves,
CitiFundsSM Premium U.S. Treasury Reserves,
CitiFundsSM Premium Liquid Reserves, CitiFundsSM
Institutional U.S.
Treasury Reserves, CitiFundsSM Institutional Liquid
Reserves,
SM Institutional Cash Reserves, CitiFundsSM Tax Free
Reserves,
CitiFundsSM Institutional Tax Free Reserves,
CitiFundsSM California Tax Free Reserves,
CitiFundsSM Connecticut Tax Free Reserves,
CitiFundsSM New York Tax Free Reserves, CitiFundsSM
Balanced Portfolio,
CitiFundsSM Small Cap Value Portfolio, CitiFundsSM
Growth & Income
Portfolio,
CitiFundsSM Small Cap Growth Portfolio, CitiFundsSM
National
Tax Free Income Portfolio, CitiFundsSM New York Tax
Free Income
Portfolio,
CitiSelect VIP Folio 200, Citiselect VIP Folio 300,
CitiSelect VIP Folio 400, CitiSelect VIP Folio 500,
CitiFundsSM Small Cap Growth VIP Portfolio,
CitiSelect Folio 200,
CitiSelect Folio 300, CitiSelect Folio 400, and
CitiSelect Folio 500.

CFBDS is also the placement agent for Large Cap Value
Portfolio,
International Portfolio, Foreign Bond Portfolio,
Intermediate Income Portfolio, Short-Term Portfolio,
Growth & Income Portfolio, Large Cap Growth
Portfolio,
Small Cap Growth Portfolio, International Equity
Portfolio,
Balanced Portfolio, Government Income Portfolio,
Emerging
Asian Markets Equity Portfolio, Tax Free Reserves
Portfolio,
Cash Reserves Portfolio and U.S. Treasury Reserves
Portfolio.

     CFBDS, Inc. is also the distributor for the following
Smith Barney Mutual Fund registrants:
Concert Investment Series
Consulting Group Capital Markets Funds
Greenwich Street Series Fund
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Aggressive Growth Fund Inc.
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Concert Allocation Series Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Investment Trust
Smith Barney Investment Funds Inc.
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Travelers Series Fund Inc.
And various series of unit investment trusts.

CFBDS, Inc. is also the distributor for the following
Salomon Brothers funds;
Salomon Brothers Opportunity Fund Inc
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc
Salomon Brothers Series Funds Inc
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Variable Series Funds Inc

(b) The information required by this Item 27 with respect to each director, officer and partner of CFBDS, Inc. is incorporated by reference to Schedule
A of Form BD filed by CFBDS, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-
32417).

(c)	Not applicable.


Item 28.  Location of Accounts and Records.

PNC Bank, National Association, 17th and Chestnut Streets,
Philadelphia, Pennsylvania 19103, will maintain the custodian records for the Smith Barney Income and Growth
Portfolio, Alliance Growth Portfolio, AIM Capital
Appreciation Portfolio, Van Kampen American Capital
Enterprise Portfolio, Travelers Managed Income Portfolio,
Putnam Diversified Income Portfolio, Smith Barney High
Income Portfolio, MFS Total Return Portfolio, Smith Barney
Large Capitalization Growth Portfolio and Smith Barney
Money Market Portfolio and The Chase Manhattan Bank, Chase
MetroTech Center, Brooklyn, NY 11245 will maintain the custodian records for the Smith Barney International Equity
Portfolio, Smith Barney Pacific Basin Portfolio and GT
Global Strategic Income Portfolio, each as required by
Section 31 (a) of the Investment Company Act of 1940, as amended (the "1940 Act").

First Data Investor Services Group, Inc., (formerly The
Shareholder Services Group Inc.) 53 State Street, Boston,
Massachusetts 02109-2873, will maintain the shareholder servicing agent records, required by Section 31 (a) of the 1940 Act.

All other records required by Section 31 (a) of the 1940
Act are maintained at the offices of the Registrant at 388
Greenwich Street, New York, New York 10013 (and preserved for the periods specified by Rule 31a-2 of the 1940 Act).

Item 29.  Management Services.

Not Applicable.

Item 30.  Undertakings.

	Not Applicable.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York, and State of New York on the 23rd of December, 1998.


TRAVELERS SERIES FUND INC.

By: /s/Heath B. McLendon
Heath B. McLendon
Chairman of the Board,
President and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature
Title
Date



/s/Heath B.
McLendon
(Heath B.
McLendon)
Chairman of the
Board, President and
Chief Executive
Officer
December 23, 1998



/s/ Abraham E.
Cohen
Director
December 23, 1998
(Abraham E. Cohen





/s/ Victor K.
Atkins*
Director
December 23, 1998
(Victor K.
Atkins)





/s/ Robert A.
Frankel*
Director
December 23, 1998
(Robert A.
Frankel)





/s/ Rainer
Greeven*
Director
December 23, 1998
(Rainer Greeven)





/s/ Susan M.
Heilbron*
Director
December 23, 1998
(Susan M.
Heilbron)





/s/Lewis E.
Daidone
Treasurer
December 23, 1998
(Lewis E.
Daidone)
(Principal Financial
and Accounting
Officer)


_________________________________________________________________
___________________
*Signed by Lewis E. Daidone, their duly authorized attorney-in-fact, pursuant to power of attorney dated June 8, 1994.

By:	/s/Lewis E. Daidone      				December 23, 1998
Lewis E. Daidone


EXHIBIT INDEX

d.22	Management Agreement between Registrant and Travelers
Managed Income Portfolio and Travelers Asset Management
International Corporation.

j.	Auditors' Consent

m.1	Form of Distribution Agreement between the Registrant and
CFBDS, Inc dated October 8, 1998.

n. 	Financial Data Schedules*

*  To be filed by further amendment